UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Alliqua BioMedical, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:
(2)	Form, Schedule or Registration Statement No.:
(3)	Filing Party:
(4)	Date Filed:

Alliqua BioMedical, Inc.

1010 Stony Hill Road, Suite 200

Yardley, PA 19067

Telephone: (215) 702-8550

August 7, 2017

Dear Stockholder:

You are cordially invited to attend a special meeting of Stockholders (the “Special Meeting”) of Alliqua BioMedical, Inc. to be held at 9:00 a.m., Eastern Time, on September 13, 2017, at 1010 Stony Hill Road, Suite 200, Yardley, PA 19067.

Your vote is very important, regardless of the number of shares of our voting securities that you own. I encourage you to vote by telephone, over the Internet, or if you requested to receive printed proxy materials, by marking, signing, dating and returning your proxy card so that your shares will be represented and voted at the Special Meeting, whether or not you plan to attend. If you attend the Special Meeting, you will, of course, have the right to revoke the proxy and vote your shares in person.

If your shares are held in the name of a broker, trust, bank or other nominee, and you receive notice of the Special Meeting through your broker or through another intermediary, please vote or return the materials in accordance with the instructions provided to you by such broker or other intermediary or contact your broker directly in order to obtain a proxy issued to you by your nominee holder to attend the meeting and vote in person. Failure to do so may result in your shares not being eligible to be voted by proxy at the meeting.

On behalf of the board of directors, I urge you to submit your proxy as soon as possible, even if you currently plan to attend the meeting in person.

Thank you for your support of our company. I look forward to seeing you at the special meeting.

Sincerely,

/s/ Jerome Zeldis

Jerome Zeldis, M.D., Ph.D.
Chairman

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR

THE STOCKHOLDER MEETING TO BE HELD ON SEPTEMBER 13, 2017:

Our official Notice of Special Meeting of Stockholders and Proxy Statement are available at:

www.proxyvote.com

Alliqua BioMedical, Inc.

1010 Stony Hill Road, Suite 200

Yardley, PA 19067

Telephone: (215) 702-8550

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To Be Held September 13, 2017

The Special Meeting of Alliqua BioMedical, Inc., a Delaware corporation (the “Company”), will be held at 9:00 a.m., Eastern Time, on September 13, 2017, at 1010 Stony Hill Road, Suite 200, Yardley, PA 19067. We are holding the Special Meeting for the following purposes, which are described in more detail in the accompanying proxy statement:

(1)	To ratify the filing and effectiveness of the certificate of amendment to our amended and restated certificate of incorporation (as amended, our “Certificate of Incorporation”) filed with the Secretary of State of the State of Delaware on May 6, 2016 (the “Share Increase Amendment”) and the increase in the number of shares of authorized common stock effected thereby (the “Ratification Proposal”).

(2)	To approve the proposal to authorize the Company’s board of directors, in its discretion but prior to the annual meeting of the Company’s stockholders in 2018, to amend the Company’s Certificate of Incorporation to effect a reverse stock split of the Company’s common stock, at a ratio in the range of 1-for-3 to 1-for-13, such ratio to be determined by the board of directors and included in a public announcement (the “Reverse Stock Split Proposal”).

(3)	To approve an adjournment of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of any of the foregoing proposals (the “Adjournment Proposal”).

Stockholders are referred to the proxy statement accompanying this notice for more detailed information with respect to the matters to be considered at the Special Meeting. After careful consideration, the board of directors recommends a vote FOR the Ratification Proposal (Proposal 1); FOR the Reverse Stock Split Proposal (Proposal 2); and FOR the Adjournment Proposal (Proposal 3).

The board of directors has fixed the close of business on July 26, 2017, as the record date (the “Record Date”). Only holders of record of shares of our common stock on such date are entitled to vote at the Special Meeting or at any postponement(s) or adjournment(s) of the Special Meeting.

As described in the proxy statement accompanying this notice, because there may be uncertainty regarding the validity or effectiveness of the Share Increase Amendment, which was adopted at the Company’s May 6, 2016 annual meeting of stockholders (the “2016 Annual Meeting”), our board of directors is submitting the Ratification Proposal to the Company’s stockholders to eliminate such uncertainty pursuant to Section 204 of the Delaware General Corporation Law (the “DGCL”). Under Section 204 of the DGCL, stockholders of record as of May 6, 2016 (the date the Share Increase Amendment was filed with the Secretary of State of the State of Delaware and became effective), other than holders whose identities or addresses cannot be determined from our records, are entitled to notice of the Special Meeting, but are not entitled to attend the Special Meeting or vote on any matter presented at the Special Meeting unless they were also holders of common stock as the Record Date.

In addition, the Company’s board of directors has determined to abandon the amendment to the Certificate of Incorporation to effect a reverse stock split of the Company’s common stock, at a ratio in the range of 1-for-3 to 1-for-13, such ratio to be determined by the board of directors, in its discretion but prior to the annual meeting of the Company’s stockholders in 2018 (the “Annual Meeting Reverse Stock Split Proposal”), which amendment was submitted to stockholders at the Company’s June 23, 2017 annual meeting of stockholders (the “2017 Annual Meeting”), upon the adoption of the amendment to the Certificate of Incorporation contemplated by the Reverse Stock Split Proposal. The amendment to the Certificate of Incorporation to effect the Annual Meeting Reverse Stock Split Proposal has not been filed with the Secretary of State of the State of Delaware and accordingly has not become effective. Although the Annual Meeting Reverse Stock Split Proposal was approved by stockholders at the 2017 Annual Meeting (the “Annual Meeting Reverse Stock Split Approval”), due to the potential uncertainty regarding the validity of such Annual Meeting Reverse Stock Split Approval, the board of directors has determined to submit the amendment to the Certificate of Incorporation contemplated by the Reverse Stock Split Proposal (Proposal 2) to the stockholders entitled to vote thereon at the Special Meeting.

As further described in the proxy statement, there may be uncertainty with respect to the validity or effectiveness of the Share Increase Amendment adopted at the Company’s 2016 Annual Meeting, as well as the Annual Meeting Reverse Stock Split Approval obtained at the 2017 Annual Meeting. With respect to the 2016 Annual Meeting, certain shares of common stock held through brokers/nominees and with respect to which the beneficial owner had not provided the broker/nominee with voting instructions, were voted by the broker/nominee in favor of the approval of the Share Increase Amendment in accordance with the rules of the New York Stock Exchange that govern how brokers may cast such votes, and certain statements made in the Company’s definitive proxy statement for the 2016 Annual Meeting were inconsistent with this approach. In particular, the Company’s definitive proxy statement for the 2016 Annual Meeting stated that brokers/nominees would not have discretionary voting authority on the Share Increase Amendment and that broker non-votes would have the same effect as a vote against the Share Increase Amendment.  Our board of directors has approved the Ratification Proposal pursuant to Section 204 of the DGCL.

With respect to the 2017 Annual Meeting, the Company’s definitive proxy statement for the 2017 Annual Meeting initially stated that brokers/nominees would not have discretionary voting authority on the Annual Meeting Reverse Stock Split Proposal and that broker non-votes would have the same effect as a vote against such proposal. Revisions to the disclosure regarding the authority of brokers/nominees to vote on such proposal without instruction were filed with the SEC prior to the 2017 Annual Meeting. Nevertheless, to eliminate any uncertainty regarding the adoption of the Annual Meeting Reverse Stock Split Proposal, our board of directors has determined to abandon the amendment to the Certificate of Incorporation contemplated by the Annual Meeting Reverse Stock Split Proposal, subject to the adoption of the amendment to the Certificate of Incorporation contemplated by the Reverse Stock Split Proposal (Proposal 2).

This notice and the attached proxy statement, together with the notice to our stockholders of record as of May 6, 2016, (other than holders whose identities or addresses cannot be determined from our records), constitute the notice required to be given to our stockholders under Section 204 of the DGCL in connection with the Ratification Proposal. Under Sections 204 and 205 of the DGCL, when a matter is submitted for ratification at a stockholder meeting, any claim that a defective corporate act ratified under Section 204 is void or voidable due to the failure of authorization, or that the Delaware Court of Chancery should declare in its discretion that a ratification in accordance with Section 204 of the DGCL not be effective or be effective only on certain conditions, must be brought within 120 days from the later of the time at which any notice required by Section 204(g) is given and the validation effective time, which, in the case of the Ratification Proposal is the date on which a certificate of validation of the Share Increase Amendment is filed with the Secretary of State of the State of Delaware and becomes effective. If the Ratification Proposal is approved by stockholders, the Company expects to file a certificate of validation for the Share Increase Amendment promptly after the adjournment of the Special Meeting, and any claim that the filing and effectiveness of the Share Increase Amendment are void or voidable due to the failure to receive the requisite stockholder approval at the 2016 Annual Meeting or that the Delaware Court of Chancery should declare, in its discretion, that the Share Increase Amendment not be effective or be effective only on certain conditions, must be brought within 120 days from the validation effective time, which, in the case of the ratification of the Share Increase Amendment, will be the time at which the certificate of validation of the Share Increase Amendment is filed with the Secretary of State of the State of Delaware and becomes effective in accordance with the DGCL.

YOUR VOTE AND PARTICIPATION IN THE COMPANY’S AFFAIRS ARE IMPORTANT.

If your shares are registered in your name, even if you plan to attend the Special Meeting or any postponement or adjournment of the Special Meeting in person, we request that you vote by telephone, over the Internet, or complete, sign and mail your proxy card to ensure that your shares will be represented at the Special Meeting.

If your shares are held in the name of a broker, trust, bank or other nominee, and you receive notice of the Special Meeting through your broker or through another intermediary, please vote or complete and return the materials in accordance with the instructions provided to you by such broker or other intermediary or contact your broker directly in order to obtain a proxy issued to you by your nominee holder to attend the Special Meeting and vote in person. Failure to do so may result in your shares not being eligible to be voted by proxy at the Special Meeting.

By Order of The board of directors,

/s/ Jerome Zeldis

Jerome Zeldis, M.D., Ph.D.
Chairman

August 7, 2017

Alliqua BioMedical, Inc.

1010 Stony Hill Road, Suite 200

Yardley, PA 19067

Telephone: (215) 702-8550

PROXY STATEMENT

FOR

SPECIAL MEETING OF STOCKHOLDERS

To Be Held September 13, 2017

Unless the context otherwise requires, references in this Proxy Statement to “we,” “us,” “our,” the “Company,” or “Alliqua” refer to Alliqua BioMedical, Inc., a Delaware corporation, and its direct and indirect subsidiaries. In addition, unless the context otherwise requires, references to “stockholders” are to the holders of our voting securities, which consist of our common stock, par value $0.001 per share.

The accompanying proxy is solicited by the board of directors on behalf of Alliqua BioMedical, Inc., a Delaware corporation, to be voted at a special meeting of stockholders of Alliqua (the “Special Meeting”) to be held on September 13, 2017, at the time and place and for the purposes set forth in the accompanying Notice of Special Meeting of Stockholders (the “Notice”) and at any adjournment(s) or postponement(s) of the Special Meeting. This Proxy Statement and accompanying form of proxy are expected to be first sent or given to stockholders on or about August 7, 2017, as well as the other persons entitled to receive the Notice under Section 204 of the Delaware General Corporation Law (the “DGCL”).

The executive office of Alliqua is located at, and the mailing address of Alliqua is, 1010 Stony Hill Road, Suite 200, Yardley, Pennsylvania 19067.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR
THE STOCKHOLDER MEETING TO BE HELD ON SEPTEMBER 13, 2017:

Our official Notice of Special Meeting of Stockholders and
Proxy Statement are available at:

www.proxyvote.com

ABOUT THE SPECIAL MEETING

What is a proxy?

A proxy is another person that you legally designate to vote your stock. If you designate someone as your proxy in a written document, that document is also called a “proxy” or a “proxy card.” If you are a street name holder, you must obtain a proxy from your broker or nominee in order to vote your shares in person at the Special Meeting.

What is a proxy statement?

A proxy statement is a document that regulations of the SEC require that we give to you when we ask you to sign a proxy card to vote your stock at the Special Meeting.

What is the purpose of the Special Meeting?

At our Special Meeting, stockholders will act upon the matters outlined in the Notice, including the following:

(1)	To ratify the filing and effectiveness of the certificate of amendment to our amended and restated certificate of incorporation (as amended) (our “Certificate of Incorporation”) filed with the Secretary of State of the State of Delaware on May 6, 2016 (the “Share Increase Amendment”) and the increase in the number of shares of authorized common stock effected thereby (the “Ratification Proposal”).

(2)	To approve the proposal to authorize the Company’s board of directors, in its discretion but prior to the annual meeting of the Company’s stockholders in 2018, to amend the Company’s Certificate of Incorporation to effect a reverse stock split of the Company’s common stock, at a ratio in the range of 1-for-3 to 1-for-13, such ratio to be determined by the board of directors and included in a public announcement (the “Reverse Stock Split Proposal”).

(3)	To approve an adjournment of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of any of the foregoing proposals (the “Adjournment Proposal”).

As described in the proxy statement accompanying this notice, because there may be uncertainty regarding the validity or effectiveness of the Share Increase Amendment, which was adopted at the Company’s May 6, 2016 annual meeting of stockholders (the “2016 Annual Meeting”) our board of directors is submitting the Ratification Proposal to the Company’s stockholders to eliminate such uncertainty pursuant to Section 204 of the Delaware General Corporation Law (the “DGCL”). Under Section 204 of the DGCL, stockholders of record as of May 6, 2016 (the date the Share Increase Amendment was filed with the Secretary of State of the State of Delaware), other than holders whose identities or addresses cannot be determined from our records, are being given notice of the Special Meeting, but are not entitled to attend the Special Meeting or vote on any matter presented at the Special Meeting unless they were also holders of common stock as the Record Date.

In addition, the Company’s board of directors has determined to abandon the amendment to the Certificate of Incorporation to effect a reverse stock split of the Company’s common stock, at a ratio in the range of 1-for-3 to 1-for-13, such ratio to be determined by the board of directors, in its discretion but prior to the annual meeting of the Company’s stockholders in 2018 (the “Annual Meeting Reverse Stock Split Proposal”), which amendment was presented to stockholders at the Company’s June 23, 2017 annual meeting of stockholders (the “2017 Annual Meeting”), subject to the adoption of the amendment to the Certificate of Incorporation contemplated by the Reverse Stock Split Proposal. The amendment to the Certificate of Incorporation to effect the Annual Meeting Reverse Stock Split Proposal has not been filed with the Secretary of State of the State of Delaware and accordingly has not become effective. Although the Annual Meeting Reverse Stock Split Proposal was approved by stockholders at the 2017 Annual Meeting (the “Annual Meeting Reverse Stock Split Approval”), due to potential uncertainty regarding the validity of such Annual Meeting Reverse Stock Split Approval, the board of directors has determined to abandon the amendment to the Certificate of Incorporation contemplated by the Annual Meeting Reverse Stock Split Proposal, subject to the adoption of the amendment to the Certificate of Incorporation contemplated by the Reverse Stock Split Proposal (Proposal 2).

Why is the Company seeking stockholder approval of the Ratification Proposal (Proposal 1) under Section 204 of the DGCL, and what is the effect of that?

Section 204 of the DGCL provides that no defective corporate act will be void or voidable solely as a result of a failure of authorization of that defective corporate act if it is ratified as provided in Section 204 or validated by the Court of Chancery in a proceeding brought under Section 205 of the DGCL. Thus, Section 204 allows the board of directors of a company, by following specified procedures, to ratify a defective corporate act and, in cases where the act required or requires a vote of stockholders, to submit the ratification to stockholders for adoption thereby. The effect of ratification under Section 204 is that the act is validated retroactive to the date the defective corporate act was originally taken. Our board of directors desires to ratify the Share Increase Amendment to avoid any uncertainty related to the validity and effectiveness of such item.

What are the consequences if the Ratification Proposal (Proposal 1) is not approved by stockholders?

If the Ratification Proposal is not approved by the requisite vote of our stockholders, we will not be able to file a certificate of validation of the Share Increase Amendment with the Secretary of State of the State of Delaware and the Share Increase Amendment will not be ratified in accordance with Section 204 of the DGCL. The failure to approve the Ratification Proposal may leave us exposed to potential claims that (i) the vote on the Share Increase Amendment did not receive requisite stockholder approval, (ii) the Share Increase Amendment therefore was not validly adopted, and (iii) as a result, (a) the Company does not have sufficient authorized but unissued shares of common stock to permit future sales and issuances of common stock, including pursuant to outstanding warrants and stock options, (b) past issuances of common stock that relied on the increase in the number of authorized shares of our common stock effected by the Share Increase Amendment may not be valid, and (c) we would not be able to validate our total outstanding shares of common stock in connection with any strategic transaction that our board of directors may determine is advisable, including, without limitation, a sale of the Company, a business combination, merger or reverse merger, or a license or other disposition of corporate assets of the Company, or in connection with potential future transactions, including, without limitation, capital-raising transactions, exchanges of outstanding warrants, and other strategic transactions. Any inability to issue common stock in the future and any invalidity of past issuances of common stock could expose us to significant claims and have a material adverse effect on our liquidity.

Why is the Company seeking stockholder approval of the Reverse Stock Split Proposal (Proposal 2)?

In order to effect the reverse stock split, the Company must amend its Certificate of Incorporation. Pursuant to the DGCL, this amendment requires the affirmative vote of the holders of a majority of the shares of our common stock outstanding and entitled to vote on such proposal at the Special Meeting. If the stockholders approve the proposal, the Company may file a Certificate of Amendment to the Certificate of Incorporation with the Secretary of State of the State of Delaware to effect reverse split of the Company’s common stock at a ratio in the range of 1-for-3 to 1-for-13 as determined by the board of directors in its discretion and included in a public filing, but prior to the annual meeting of the Company’s stockholders in 2018.

What are the consequences if the Reverse Stock Split Proposal (Proposal 2) is not approved by stockholders?

If stockholders fail to approve the Reverse Stock Split Proposal our board of directors would not have the authority to effect the Reverse Stock Split to, among other things, facilitate the continued listing of our common stock on the NASDAQ Capital Market by increasing the per share trading price of our common stock to help ensure a share price high enough to satisfy the $1.00 per share minimum bid price requirement. Any inability of our board to effect the Reverse Stock Split could expose us to delisting from the NASDAQ Capital Market.

What is “householding” and how does it affect me?

With respect to eligible stockholders who share a single address, we may send only one Notice or Proxy Statement to that address unless we receive instructions to the contrary from any stockholder at that address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, if a stockholder of record residing at such address wishes to receive a separate Notice or Proxy Statement in the future, he or she may contact Alliqua BioMedical, Inc., 1010 Stony Hill Road, Suite 200, Yardley, Pennsylvania 19067, Attn: Investor Relations or call (215) 702-8550 and ask for Investor Relations. Eligible stockholders of record receiving multiple copies of our Notice or Proxy Statement can request householding by contacting us in the same manner. Stockholders who own shares through a bank, broker or other nominee can request householding by contacting the nominee.

We hereby undertake to deliver promptly, upon written or oral request, a copy of the Notice or Proxy Statement to a stockholder at a shared address to which a single copy of the document was delivered. Requests should be directed to Investor Relations at the address or phone number set forth above.

What should I do if I receive more than one set of voting materials?

You may receive more than one set of voting materials, including multiple copies of the Notice or this Proxy Statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Similarly, if you are a stockholder of record and hold shares in a brokerage account, you will receive a Notice for shares held in your name and a notice or voting instruction card for shares held in street name. Please follow the directions provided in the Notice and each additional notice or voting instruction card you receive to ensure that all your shares are voted.

What is the record date and what does it mean?

The record date to determine the stockholders entitled to notice of and to vote at the Special Meeting is the close of business on July 26, 2017 (the “Record Date”). The Record Date was established by the board of directors as required by Delaware law. On the Record Date, 50,105,392 shares of common stock were issued and outstanding.

Who is entitled to vote at the Special Meeting?

Holders of common stock at the close of business on the Record Date may vote at the Special Meeting.

How many votes do I have?

On each matter to be voted upon, you have one vote for each share of common stock you own as of the Record Date.

What is the quorum requirement?

The presence, in person or by proxy, of the holders of a majority of the shares of the stock entitled to vote at the Special Meeting is necessary to constitute a quorum to transact business. If you are a stockholder of record, your shares will be counted towards the quorum only if you appear in person at the Special Meeting or submit a valid proxy to ensure your shares are represented at the Special Meeting. If you are a beneficial owner of shares held in “street name,” your shares will be counted towards the quorum if your broker or nominee submits a proxy for your shares at the Special Meeting. Abstentions and broker non-votes, if any, will be counted towards the quorum requirement. If a quorum is not present or represented at the Special Meeting, the chairman of the meeting or the holders of a majority of the shares represented, and who would be entitled to vote at the Special Meeting if a quorum were present, may adjourn the Special Meeting from time to time without notice or other announcement until a quorum is present or represented.

What is the difference between a stockholder of record and a “street name” holder?

If your shares are registered directly in your name with Action Stock Transfer Corporation, our stock transfer agent, you are considered the stockholder of record with respect to those shares. The Notice has been sent directly to you by us.

If your shares are held in a stock brokerage account or by a bank or other nominee, the nominee is considered the record holder of those shares. You are considered the beneficial owner of these shares, and your shares are held in “street name.” A notice or Proxy Statement and voting instruction card have been forwarded to you by your nominee. As the beneficial owner, you have the right to direct your nominee concerning how to vote your shares by using the voting instructions they included in the mailing or by following their instructions for voting by telephone or the Internet.

What is a broker non-vote?

Broker non-votes occur when shares are held indirectly through a broker, bank or other intermediary on behalf of a beneficial owner (referred to as held in “street name”) and the broker submits a proxy but does not vote for a matter because the broker has not received voting instructions from the beneficial owner and (i) the broker does not have discretionary voting authority on the matter or (ii) the broker chooses not to vote on a matter for which it has discretionary voting authority. Under the rules of the New York Stock Exchange (the “NYSE”) that govern how brokers may vote shares for which they have not received voting instructions from the beneficial owner, brokers are permitted to exercise discretionary voting authority only on “routine” matters when voting instructions have not been timely received from a beneficial owner. The Ratification Proposal, the Reverse Stock Split Proposal and Adjournment Proposal are considered “routine matters.” Therefore, if you do not provide voting instructions to your broker regarding the Ratification Proposal, the Reverse Stock Split Proposal or the Adjournment Proposal, your broker will be permitted to exercise discretionary voting authority to vote your shares on such proposals.

If I am a beneficial owner of shares, can my brokerage firm vote my shares?

If you are a beneficial owner and do not vote via the Internet or telephone or by returning a signed voting instruction card to your broker, your shares may be voted only with respect to so-called “routine” matters where your broker has discretionary voting authority over your shares. Under the rules of the NYSE, the Ratification Proposal, the Reverse Stock Split Proposal and the Adjournment Proposal are “routine” matters. Accordingly, brokers will have such discretionary authority to vote on the Ratification Proposal, the Reverse Stock Split Proposal and the Adjournment Proposal and may vote “FOR” each of the Ratification Proposal, the Reverse Stock Split Proposal and the Adjournment Proposal.

We encourage you to provide instructions to your brokerage firm via the Internet or telephone or by returning your signed voting instruction card. This ensures that your shares will be voted at the Special Meeting with respect to all of the proposals described in this Proxy Statement.

How do I vote my shares?

Your vote is very important to us and we hope that you will attend the Special Meeting. However, whether or not you plan to attend the Special Meeting, please vote by proxy in accordance with the instructions on your proxy card or voting instruction card (from your broker or other intermediary). There are three convenient ways of submitting your vote:

•	By Telephone or Internet - All record holders can vote by touchtone telephone from the United States using the toll free telephone number on the proxy card, or over the Internet, using the procedures and instructions described on the proxy card. “Street name” holders may vote by telephone or Internet if their bank, broker or other nominee makes those methods available, in which case the bank, broker or other nominee will enclose the instructions with the proxy materials. The telephone and Internet voting procedures are designed to authenticate stockholders’ identities, to allow stockholders to vote their shares, and to confirm that their instructions have been recorded properly.

•	In Person - All record holders may vote in person at the Special Meeting. “Street name” holders may vote in person at the Special Meeting if their bank, broker or other nominee has furnished a legal proxy. If you are a “street name” holder and would like to vote your shares by proxy, you will need to ask your bank, broker or other nominee to furnish you with a nominee issued proxy. You will need to bring the nominee issued proxy with you to the Special Meeting and hand it in with a signed ballot that will be provided to you at the Special Meeting. You will not be able to vote your shares without a nominee issued proxy. Note that a broker letter that identifies you as a stockholder is not the same as a nominee issued proxy.

•	By Written Proxy - All record holders can vote by written proxy card, if they have requested to receive printed proxy materials. If you are a “street name” holder and you request to receive printed proxy materials, you will receive a written proxy card and a voting instruction card from your bank, broker or other nominee.

The board of directors has appointed David Johnson, president and chief executive officer, and Brian Posner, chief financial officer, treasurer and secretary, to serve as the proxies for the Special Meeting.

If you complete all of the proxy card except one or more of the voting instructions, then the designated proxies will vote your shares as to which you provide no voting instructions in the manner described under “What if I do not specify how I want my shares voted?” below. We do not anticipate that any other matters will come before the Annual Meeting, but if any other matters properly come before the meeting, then the designated proxies will vote your shares in accordance with applicable law and their judgment.

If you hold your shares in “street name,” and complete the voting instruction card provided by your broker or other intermediary except with respect to one or more of the voting instructions, then your broker may be unable to vote your shares with respect to the proposal as to which you provide no voting instructions. See “What is a broker non-vote?” above.

Even if you currently plan to attend the Special Meeting, we recommend that you vote by telephone or Internet or return your proxy card or voting instructions as described above so that your votes will be counted if you later decide not to attend the Special Meeting or are unable to attend.

Who counts the votes?

All votes will be tabulated by Jessica Price, controller, the inspector of election appointed for the Special Meeting. Each proposal will be tabulated separately.

What are my choices when voting?

 As to each of the Ratification Proposal, the Reverse Stock Split Proposal and the Adjournment Proposal, stockholders may vote for the proposal, against the proposal, or abstain from voting on the proposal.

What are the board of directors’ recommendations on how I should vote my shares?

The board of directors recommends that you vote your shares as follows:

Proposal 1— FOR the Ratification Proposal.

Proposal 2— FOR the Reverse Stock Split Proposal.

Proposal 3 – FOR the Adjournment Proposal

What if I do not specify how I want my shares voted?

If you are a record holder who returns a completed proxy card that does not specify how you want to vote your shares on one or more proposals, the designated proxies will vote your shares for each proposal as to which you provide no voting instructions, and such shares will be voted in the following manner:

Proposal 1— FOR the Ratification Proposal.

Proposal 2— FOR the Reverse Stock Split Proposal.

Proposal 3 – FOR the Adjournment Proposal

If you are a street name holder and do not provide voting instructions on one or more proposals, your bank, broker or other nominee may be able to vote those shares. See “What is a broker non-vote?”

Can I change my vote?

Yes. If you are a record holder, you may revoke your proxy at any time by any of the following means:

•	Attending the Special Meeting and voting in person. Your attendance at the Special Meeting will not by itself revoke a proxy. You must vote your shares by ballot at the Special Meeting to revoke your proxy.

•	Voting again by telephone or over the Internet (only your latest telephone or Internet vote submitted prior to the Special Meeting will be counted).

•	If you requested and received written proxy materials, completing and submitting a new valid proxy bearing a later date.

•	Giving written notice of revocation to the Company addressed to Brian Posner, chief financial officer, treasurer and secretary, at the Company’s address above, which notice must be received before noon, Eastern Time, on September 12, 2017.

If you are a street name holder, your bank, broker or other nominee should provide instructions explaining how you may change or revoke your voting instructions.

What percentage of the vote is required to approve each proposal?

Approval of each of the Ratification Proposal and the Reverse Stock Split Proposal will require the affirmative vote of the holders of a majority of the shares outstanding and entitled to vote on such proposal at the Special Meeting. The approval of the Adjournment Proposal requires the affirmative vote of a majority of the votes cast on the Adjournment Proposal.

How are abstentions and broker non-votes treated?

Abstentions are included in the determination of the number of shares present at the Special Meeting for determining a quorum at the meeting. Abstentions will have the same effect as a vote against the Ratification Proposal and the Reverse Stock Split Proposal because such proposals require an affirmative vote by a majority of the shares outstanding and entitled to vote.

Broker non-votes, if any, are included in the determination of the number of shares present at the Special Meeting for determining a quorum at the meeting. As described above, under the rules of the NYSE, the Ratification Proposal, the Reverse Stock Split Proposal and the Adjournment Proposal are considered to be “routine” matters. Accordingly, brokers will have such discretionary authority to vote on the Ratification Proposal, the Reverse Stock Split Proposal and the Adjournment Proposal and may vote “FOR” each of the Ratification Proposal, the Reverse Stock Split Proposal and the Adjournment Proposal.

Do I have any dissenters’ or appraisal rights with respect to any of the matters to be voted on at the Special Meeting?

No. None of our stockholders has any dissenters’ or appraisal rights with respect to the matters to be voted on at the Special Meeting.

What are the solicitation expenses and who pays the cost of this proxy solicitation?

Our board of directors is asking for your proxy and we will pay all of the costs of asking for stockholder proxies. We will reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding solicitation material to the beneficial owners of common stock and collecting voting instructions. We may use our officers and employees to ask for proxies, as described below. In addition, we have retained D.F. King & Co., Inc. (“D.F. King”) to assist in the solicitation of proxies for a fee of $7,500 plus reimbursement of expenses.

Is this Proxy Statement the only way that proxies are being solicited?

No. In addition to the solicitation of proxies by use of the mail, our officers and employees, as well as D.F. King, may solicit the return of proxies, either by mail, telephone, fax, e-mail or through personal contact. These officers and employees will not receive additional compensation for their efforts but will be reimbursed for out-of-pocket expenses. The fees of D.F. King as well as the reimbursement of expenses of D.F. King will be borne by us. Brokerage houses and other custodians, nominees and fiduciaries, in connection with shares of the common stock registered in their names, will be requested to forward solicitation material to the beneficial owners of shares of common stock.

Where can I find voting results?

The Company expects to publish the voting results in a current report on Form 8-K, which it expects to file with the SEC within four business days following the Special Meeting.

Who can help answer my questions?

The information provided above in this “Question and Answer” format is for your convenience only and is merely a summary of the information contained in this Proxy Statement. We urge you to carefully read this entire Proxy Statement, including the documents we refer to in this Proxy Statement. If you have any questions, or need additional material, please feel free to contact the firm assisting us in the solicitation of proxies, D.F. King, if you have any questions or need assistance in voting your shares. Banks and brokers may call D.F. King at (212) 269-5550. Shareholders may call D.F. King toll-free at (800) 290-6426.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information with respect to the beneficial ownership of our common stock as of July 26, 2017 by:

•	each person known by us to beneficially own more than 5.0% of our common stock;

•	each of our directors;

•	each of the named executive officers; and

•	all of our directors and executive officers as a group.

The percentages of common stock beneficially owned are reported on the basis of regulations of the SEC governing the determination of beneficial ownership of securities. Under the rules of the SEC, a person is deemed to be a beneficial owner of a security if that person has or shares voting power, which includes the power to vote or to direct the voting of the security, or investment power, which includes the power to dispose of or to direct the disposition of the security. Except as indicated in the footnotes to this table, each beneficial owner named in the table below has sole voting and sole investment power with respect to all shares beneficially owned and each person’s address is c/o Alliqua BioMedical, Inc., 1010 Stony Hill Road, Suite 200, Yardley, PA 19067. As of July 26, 2017, we had 50,105,392 shares outstanding.

Name of Beneficial Owner	Number of Shares Beneficially Owned(1)		Percentage Beneficially Owned(1)
5% Owners
Celgene Corporation	9,025,194	(2)	17.7%
86 Morris Avenue
Summit, New Jersey 07901
Perceptive Advisors, LLC	6,380,165	(3)	12.2%
51 Astor Place
New York, NY 10003
Officers and Directors
David I. Johnson	3,403,906	(4)	6.6%
Brian M. Posner	855,728	(5)	1.7%
Bradford C. Barton	1,034,022	(6)	2.0%
Pellegrino Pionati	643,245	(7)	1.3
Jerome Zeldis, M.D., Ph.D.	1,622,941	(8)	3.2%
Winston Kung	-		-
Joseph M. Leone	207,938	(9)	*
Jeffrey Sklar	152,122	(10)	*
Gary Restani	82,779	(11)	*
Mark Wagner	470,666	(12)	*
Directors and executive officers as a group (10 persons)	8,473,345		15.8%

*Represents ownership of less than 1%

(1)	Shares of common stock beneficially owned and the respective percentages of beneficial ownership of common stock assumes the exercise of all options, warrants and other securities convertible into common stock beneficially owned by such person or entity currently exercisable or exercisable within 60 days of July 26, 2017. Shares issuable pursuant to the exercise of stock options and warrants exercisable within 60 days are deemed outstanding and held by the holder of such options or warrants for computing the percentage of outstanding common stock beneficially owned by such person, but are not deemed outstanding for computing the percentage of outstanding common stock beneficially owned by any other person.

(2)	Based on information contained in Amendment No. 8 to Schedule 13D filed with the SEC on June 27, 2017. Comprised of (i) 8,046,100 shares of our common stock owned directly by Celgene Corporation, and (ii) 979,094 shares of our common stock issuable to Celgene Corporation upon the exercise of warrants that are currently exercisable; however, Celgene may not exercise such warrants to the extent that, after giving effect to the issuance of the shares of common stock upon exercise of the warrants, Celgene (together with its affiliates) would beneficially own (as determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder) in excess of 19.9% of the number of shares of common stock outstanding immediately after giving effect to such issuance.

(3)	Based on information contained in Schedule 13F filed on May 15, 2017. Comprised of (i) 4,233,951 shares of our common stock owned directly by Perceptive Advisors, LLC, and (ii) 2,146,214 shares of our common stock issuable to Perceptive Advisors, LLC upon the exercise of warrants that are currently exercisable.

(4)	Comprised of (i) 1,994,535 shares of our common stock owned directly by Mr. Johnson, (ii) 1,381,153 shares of our common stock issuable to Mr. Johnson upon the exercise of vested stock options, and (iii) 28,218 shares of common stock issuable upon the exercise of warrants held by Mr. Johnson.

(5)	Comprised of (i) 547,254 shares of our common stock owned directly by Mr. Posner and (ii) 308,474 shares of our common stock issuable to Mr. Posner upon the exercise of vested stock options.

(6)	Comprised of (i) 626,538 shares of our common stock owned directly by Mr. Barton, (ii) 397,607 shares of our common stock issuable to Mr. Barton upon the exercise of vested stock options, and (iii) 9,877 shares of common stock issuable upon the exercise of warrants held by Mr. Barton.

(7)	Comprised of (i) 576,579 shares of our common stock owned directly by Mr. Pionati and (ii) 66,666 shares of our common stock issuable to Mr. Pionati upon the exercise of vested stock options.

(8)	Comprised of (i) 786,750 shares of our common stock owned directly by Dr. Zeldis, (ii) 657,441 shares of our common stock issuable to Dr. Zeldis upon the exercise of stock options that are vested or will vest within 60 days, and (iii) 178,750 shares of common stock issuable upon the exercise of warrants held by Dr. Zeldis.

(9)	Comprised of (i) 43,823 shares of our common stock owned directly by Mr. Leone, (ii) 152,220 shares of our common stock issuable to Mr. Leone upon the exercise of stock options that are vested or will vest within 60 days, and (iii) 11,895 shares of common stock issuable upon the exercise of warrants held by Mr. Leone.

(10)	Comprised of (i) 24,357 shares of our common stock owned directly by Mr. Sklar, (ii) 686 shares of our common stock held in a custodial account for a child, of which Mr. Sklar disclaims beneficial ownership, (iii) 115,650 shares of our common stock issuable to Mr. Sklar upon the exercise of stock options that are vested or will vest within 60 days, and (iv) 11,429 shares of common stock issuable upon the exercise of warrants held by Mr. Sklar.

(11)	Comprised of shares of our common stock issuable to Mr. Restani upon the exercise of vested stock options that are vested or will vest within 60 days.

(12)	Comprised of (i) 70,500 shares of our common stock owned directly by Mr. Wagner, (ii) 323,802 shares owned directly by 2003 Revocable Trust of Mark Wagner dated April 23, 2003 (the “Wagner Trust”) and (iii) 76,364 shares of our common stock issuable to Mr. Wagner upon the exercise of stock options that are vested or will vest within 60 days. Mr. Wagner is the trustee and deemed to have a pecuniary interest in, and therefore to be the beneficial owner of, shares held by the Wagner Trust.

PROPOSAL 1: APPROVAL OF THE RATIFICATION PROPOSAL

Our board of directors has determined that it is in the best interests of the Company and our stockholders to ratify, pursuant to Section 204 of the DGCL, the filing and effectiveness of the Share Increase Amendment filed with the Secretary of State of the State of Delaware on May 6, 2016, which effected an increase the number of authorized shares of Common Stock from 45,714,286 shares to 95,000,000 shares. This ratification shall be retroactive to the effectiveness of the filing of the Share Increase Amendment with the Secretary of State of the State of Delaware. All share numbers in this proposal do not take into account the Reverse Stock Split Amendment.

Background

As described in the definitive proxy statement relating to the 2016 Annual Meeting, which was filed with the SEC on March 25, 2016 (the “2016 Annual Meeting Proxy Statement”), the Share Increase Amendment was proposed to increase the authorized number of shares of common stock in order to ensure that we would continue to have an adequate number of authorized and unissued shares of common stock for future use. As previously reported, the Agreement and Plan of Merger pursuant to which we effected our acquisition of Celleration, Inc. requires us to pay certain contingent consideration upon the occurrence of certain future events, a portion of which is payable in shares of our common stock. Furthermore, we expect to issue shares of our common stock in potential future transactions, including, without limitation, capital-raising transactions; exchanges of outstanding warrants; and strategic transactions.

At the 2016 Annual Meeting, our inspector of elections determined that the proposal to approve the Share Increase Amendment received the requisite stockholder approval and certified that the proposal passed. As part of this determination, votes cast by nominees/brokers in favor of the Share Increase Amendment without instruction from the beneficial owners of certain of our outstanding shares were counted in favor of the Share Increase Amendment in accordance with the rules of the NYSE that govern how brokers may cast such votes. Certain statements made in the 2016 Annual Meeting Proxy Statement were inconsistent with this approach. In particular, the 2016 Annual Meeting Proxy Statement stated that nominees/brokers would not have discretionary voting authority with respect to the 2016 Share Increase Amendment (i.e., they would not be permitted to vote on the Share Increase Amendment without instruction from the beneficial owners of those shares).

We filed the Share Increase Amendment with the Secretary of State of the State of Delaware on May 6, 2016 and it became effective on the same date.

A question has been raised regarding the validity of the vote due to the disclosures in the 2016 Annual Meeting Proxy Statement regarding the authority of brokers/nominees to vote on the Share Increase Amendment without instruction and the fact that the stockholders’ votes in favor of the Share Increase Amendment were not tabulated in accordance with such disclosure.

Our board of directors has determined that the description in the 2016 Annual Meeting Proxy Statement of the lack of authority of brokers/nominees to vote on the Share Increase Amendment without instruction may create some uncertainty as to the effect of the vote obtained at the 2016 Annual Meeting. As a result, our board of directors has determined that it is in the best interests of the Company and our stockholders to ratify the filing and effectiveness of the Share Increase Amendment pursuant to Section 204 of the DGCL to eliminate any uncertainty related to the effectiveness of this corporate act. If the Ratification Proposal is approved by our stockholders and becomes effective, the ratification of the Share Increase Amendment will be retroactive to May 6, 2016, which was the date of the filing and effectiveness of the Share Increase Amendment with the Secretary of State of the State of Delaware.

Among other consequences, the Ratification Proposal will (i) confirm that, at all times since the effectiveness of the Share Increase Amendment on May 6, 2016, the Company had sufficient authorized and unissued shares of common stock to permit the sales and issuances of our common stock that have occurred since that date in excess of the authorized number of shares prior to the Share Increase Amendment and (ii) facilitate potential future transactions, including, without limitation, capital-raising transactions, exchanges of outstanding warrants, and strategic transactions.

Our Board of Directors Has Approved the Ratification Proposal

Section 204 of the DGCL allows a Delaware corporation, by following specified procedures, to ratify a corporate act retroactive to the date the corporate act was originally taken. The Company does not believe that it is clear that the filing and effectiveness of the Share Increase Amendment is invalid and ineffective. However, on July 24, 2017, our board of directors determined that it would be advisable and in the best interests of the Company and its stockholders to ratify the filing and effectiveness of the Share Increase Amendment pursuant to Section 204 of the DGCL to eliminate any uncertainty related to the validity or effectiveness of the Share Increase Amendment and unanimously adopted the resolutions attached hereto as Annex C (such resolutions are incorporated herein by reference) approving the ratification of the Share Increase Amendment. Our board of directors also recommended that our stockholders approve the Ratification Proposal for purposes of Section 204, and directed that the Ratification Proposal be submitted to our stockholders for approval.

The text of sections 204 and 205 of the DGCL are attached hereto as Annex B.

Filing of a Certificate of Validation

Subject to the receipt of the required vote of the stockholders to approve the Ratification Proposal, we expect to file a certificate of validation with respect to the Share Increase Amendment with the Secretary of State of the State of Delaware (the “Share Increase Amendment Certificate of Validation”) promptly after the adjournment of the Special Meeting. The filing date of the Share Increase Amendment Certificate of Validation with the Secretary of State will be the validation effective time of the Ratification Proposal within the meaning of Section 204 of the DGCL.

Retroactive Ratification of the Share Increase Amendment

Subject to the 120-day period for bringing claims discussed below, when the Share Increase Amendment Certificate of Validation becomes effective in accordance with the DGCL, it should eliminate any possible uncertainty as to whether the Share Increase Amendment is void or voidable as a result of the potential failure of authorization described above, and the ratification of the Share Increase Amendment will be retroactive to the filing and effectiveness of the Share Increase Amendment with the Secretary of State of the State of Delaware on May 6, 2016.

Time Limitations on Legal Challenges to the Ratification of the Share Increase Amendment

If the Ratification Proposal becomes effective, under the DGCL, any claim that (i) the Share Increase Amendment ratified pursuant to the Ratification Proposal is void or voidable due to a failure of authorization, or (ii) the Delaware Court of Chancery should declare in its discretion that the Share Increase Amendment not be effective or be effective only on certain conditions, must be brought within 120 days from the validation effective time in respect of the ratification of the Share Increase Amendment, which will occur upon the effectiveness of the filing of the Certificate of Validation of the Share Increase Amendment with the Secretary of State. If the Ratification Proposal is approved at the Special Meeting, we expect to file the Certificate of Validation of the Share Increase Amendment promptly after the adjournment of the Special Meeting.

The Consequences if the Ratification Proposal is Not Approved by Our Stockholders

If the Ratification Proposal is not approved by the requisite vote of our stockholders, we will not be able to file the Certificate of Validation of the Share Increase Amendment with the Secretary of State of the State of Delaware and the Share Increase Amendment will not be ratified in accordance with Section 204 of the DGCL. The failure to approve the Ratification Proposal may leave us exposed to potential claims that (i) the vote on the Share Increase Amendment did not receive requisite stockholder approval, (ii) the Share Increase Amendment therefore was not validly adopted, and (iii) as a result, (a) the Company does not have sufficient authorized but unissued shares of common stock to permit future sales and issuances of common stock, including pursuant to outstanding warrants and stock options, (b) past issuances of common stock may not be valid, and (c) we would not be able to validate our total outstanding shares of common stock in connection with any strategic transaction that our board of directors may determine is advisable. Any inability to issue common stock in the future and any invalidity of past issuances of common stock could expose us to significant claims and have a material adverse effect on our liquidity.

Interests of Directors and Executive Officers

Our directors and executive officers have no substantial interests, directly or indirectly, in the matters set forth in this proposal except to the extent of their ownership of shares of our common stock and equity awards under granted to them under our equity incentive plans.

Vote Required; Recommendation of the board of directors

Approval of the Ratification Proposal requires “FOR” votes from the holders of a majority of the shares outstanding and entitled to vote on such proposal at the Special Meeting.

The board of directors recommends a vote FOR the Ratification Proposal.

PROPOSAL 2: APPROVAL OF THE REVERSE STOCK SPLIT PROPOSAL

General

On April 26, 2017, our board of directors unanimously adopted resolutions approving, declaring advisable and recommending to our stockholders for their approval an amendment to our Certificate of Incorporation (the “Certificate of Incorporation”) to effect a reverse stock split (the “Reverse Stock Split”) with a ratio in the range of 1-for-3 and 1-for-13, such ratio to be determined by the board of directors, with respect to the issued and outstanding common stock of the Company (the “Annual Meeting Reverse Stock Split Proposal”). On June 23, 2017, at our annual meeting of stockholders (the “2017 Annual Meeting”), holders of a majority of our outstanding stock entitled to vote approved the Annual Meeting Reverse Stock Split Proposal (the “Annual Meeting Reverse Stock Split Approval”). The amendment to our Certificate of Incorporation contemplated by the Annual Meeting Reverse Stock Split Proposal has not been filed with the Secretary of State of the State of Delaware and accordingly has not become effective. However, because there may be uncertainty regarding the validity of the Reverse Stock Split Approval, our board of directors has determined to abandon the amendment contemplated by the Annual Meeting Reverse Stock Split Proposal, subject to the adoption of the amendment to the Certificate of Incorporation contemplated by the Reverse Stock Split Proposal.

Accordingly, our board of directors, on July 24, 2017, unanimously adopted resolutions approving, declaring advisable and recommending to our stockholders for their approval an amendment to our Certificate to effect a reverse stock split (the “Reverse Stock Split”) with a ratio in the range of 1-for-3 and 1-for-13, such ratio to be determined by the board of directors in its discretion prior to the annual meeting of the Company’s stockholders in 2018, with respect to the issued and outstanding common stock of the Company. Approval of this proposal will grant the board of directors the authority, without further action by the stockholders, to carry out the Reverse Stock Split any time prior to the annual meeting of stockholders in 2018, with the exact exchange ratio and timing to be determined at the discretion of the board of directors and set forth in a public announcement. Even if our stockholders approve this proposal, our board of directors may determine in its discretion not to effect the Reverse Stock Split and to abandon any amendment to the Certificate of Incorporation to implement the Reverse Stock Split prior to the time the certificate of amendment to our Certificate of Incorporation is filed and becomes effective.

If approved, this proposal would approve the amendment to the Certificate of Incorporation set forth in Annex A solely to the extent such amendment relates to the Reverse Stock Split. Stockholders are urged to carefully read Annex A.

Background

Our common stock is currently listed on the NASDAQ Capital Market under the symbol “ALQA.” The continued listing requirements of the NASDAQ Capital Market provide, among other things, that our common stock must maintain a closing bid price in excess of $1.00 per share. On October 12, 2016, we received written notice from the Listing Qualifications Department of the NASDAQ Stock Market indicating that, based upon the closing bid price of our common stock for the last 30 consecutive days, we did not meet the continued listing requirement for minimum bid price. We had 180 calendar days, or until April 10, 2017, to cure the deficiency and regain compliance with the minimum bid price requirement. The letter further provided that if we do not regain compliance by April 10, 2017, an additional 180 days may be granted to regain compliance if we (i) meet the continued listing requirement for market value of publicly held shares and all other initial listing standards for the NASDAQ Capital Market (except for the bid price requirement) and (ii) provide written notice of our intention to cure the deficiency during the second 180-day compliance period.

On April 6, 2017, we provided such notice to the NASDAQ Stock Market requesting an additional 180 calendar day period to regain compliance with the minimum bid price requirement and announcing our intention to regain compliance during the additional 180 calendar day period by effecting a reverse stock split, if necessary.

On April 11, 2017, we received a letter from the NASDAQ Stock Market notifying us that we have been granted an additional 180 calendar days, or until October 9, 2017, to regain compliance with the minimum bid price requirement.

Our board of directors determined that the continued listing of our common stock on the NASDAQ Capital Market is beneficial for our stockholders. If our common stock is delisted from the NASDAQ Capital Market, our board of directors believes that the trading market for our common stock could become significantly less liquid, which could reduce the trading price of our common stock and increase the transaction costs of trading in shares of our common stock.

The purpose of the Reverse Stock Split is to decrease the total number of shares of common stock outstanding and proportionately increase the market price of the common stock above $1.00 per share in order to meet the continuing listing requirements of the NASDAQ Capital Market. Our board of directors intends to effect the Reverse Stock Split only if it believes that a decrease in the number of shares outstanding is in the best interests of the Company and our stockholders and is likely to improve the trading price of our common stock and improve the likelihood that we will be allowed to maintain our continued listing on the NASDAQ Capital Market. Accordingly, our board of directors approved the Reverse Stock Split in order to help ensure that the share price of our common stock meets the continued listing requirements of the NASDAQ Capital Market.

In order to cure the deficiency, the closing bid price of our common stock would have to be $1.00 or higher for a minimum of 10 consecutive business days during the additional 180-day compliance period. If we fail to achieve compliance during the additional 180-day compliance period, our common stock may be delisted.

As described in the definitive proxy statement relating to the 2017 Annual Meeting, which was filed with the SEC on May 9, 2017, as amended on May 25, 2017 and June 16, 2017 (the “2017 Annual Meeting Proxy Statement”), on April 26, 2017, our board of directors unanimously adopted resolutions approving, declaring advisable and recommending to the our stockholders for their approval a proposal to authorize the board of directors, in its discretion but prior to the annual meeting of the Company’s stockholders in 2018, to amend our Certificate of Incorporation to effect a reverse stock split with a ratio in the range of 1-for-3 and 1-for-13, such ratio to be determined by the board of directors, with respect to the issued and outstanding common stock of the Company.

Certain statements made in the 2017 Annual Meeting Proxy Statement, as filed with the SEC on May 9, 2017, were inconsistent with the rules of the NYSE that govern how brokers may cast votes without instruction from the beneficial owners. In particular, the 2017 Annual Meeting Proxy Statement filed on such date stated that nominees/brokers would not have discretionary voting authority with respect to the Annual Meeting Reverse Stock Split Proposal (i.e., they would not be permitted to vote on the Annual Meeting Reverse Stock Split Proposal without instruction from the beneficial owners of those shares).

On June 16, 2017, we filed with the SEC a supplement to the 2017 Annual Meeting Proxy Statement revising such statements, such that the statements were consistent with the rules of the NYSE that govern how brokers may cast votes without instruction from the beneficial owners.

At the 2017 Annual Meeting, we sought the Annual Meeting Reverse Stock Split Approval from stockholders, which included adoption of the Reverse Stock Split Amendment. We sought the Annual Meeting Reverse Stock Split Approval primarily to facilitate the continued listing of our common stock on the NASDAQ Capital Market by increasing the per share trading price of our common stock to help ensure a share price high enough to satisfy the $1.00 per share minimum bid price requirement. Nevertheless, as stated in the 2017 Annual Meeting Proxy Statement, the board of directors intends to effect the Reverse Stock Split only if it believes that a decrease in the number of shares outstanding is in the best interests of the Company and our stockholders and is likely to improve the trading price of our common stock and improve the likelihood that we will be allowed to maintain our continued listing on the NASDAQ Capital Market.

At the 2017 Annual Meeting, our inspector of elections determined that the Annual Meeting Reverse Stock Split Proposal received the requisite stockholder approval and certified that the proposal passed. As part of this determination, votes cast by nominees/brokers in favor of the Annual Meeting Reverse Stock Split Proposal without instruction from the beneficial owners of certain of our outstanding shares were counted in favor of the Annual Meeting Reverse Stock Split Proposal in accordance with the rules of the NYSE that govern how brokers may cast such votes.

The revised disclosures in the 2017 Annual Meeting Proxy Statement regarding the authority of brokers/nominees to vote on the Annual Meeting Reverse Stock Split Proposal without instruction were filed with the SEC less than ten (10) days before the vote on the Annual Meeting Reverse Stock Split Proposal.

Our board of directors has determined that, in order to eliminate any uncertainty as to the effect of the vote obtained on the 2017 Annual Reverse Stock Split Proposal at the 2017 Annual Meeting, it will abandon the Annual Meeting Reverse Stock Split Proposal, subject to the adoption of the Reverse Stock Split proposal to stockholders at the Special Meeting.

Accordingly, our board of directors, on July 24, 2017, unanimously adopted resolutions approving, declaring advisable and recommending to our stockholders for their approval an amendment to our Certificate of Incorporation to effect a reverse stock split (the “Reverse Stock Split”) with a ratio in the range of 1-for-3 and 1-for-13, such ratio to be determined by the board of directors and included in a public announcement, with respect to the issued and outstanding common stock of the Company. Approval of this proposal will grant the board of directors the authority, without further action by the stockholders, to carry out the Reverse Stock Split any time prior to the annual meeting of stockholders in 2018, with the exact exchange ratio and timing to be determined at the discretion of the board of directors. Even if our stockholders approve this proposal, our board of directors may determine in its discretion not to effect the Reverse Stock Split and to abandon the amendment to our Certificate of Incorporation to effect the Reverse Stock Split prior to the time the certificate of amendment is filed and becomes effective.

Effective Time

If this proposal is approved and our board of directors determines to effect the Reverse Stock Split, we will file the proposed certificate of amendment to the Certificate of Incorporation with the Secretary of State of the State of Delaware. The Reverse Stock Split will become effective at the time the certificate of amendment to the Certificate of Incorporation is filed with the Secretary of State of Delaware and becomes effective, with the exact timing to be determined at the discretion of our board of directors.

If this proposal is approved, no further action on the part of stockholders would be required to either effect or abandon the Reverse Stock Split. If our board of directors does not implement the Reverse Stock Split prior to the annual meeting of stockholders in 2018, the authority granted in this proposal to implement the Reverse Stock Split will terminate and the amendment to our Certificate of Incorporation to effect the Reverse Stock Split will be abandoned. Our board of directors reserves its right to elect not to proceed and abandon the Reverse Stock Split if it determines, in its sole discretion, that this proposal is no longer in the best interests of our stockholders.

Reasons for the Reverse Stock Split

The principal purpose of the Reverse Stock Split is to decrease the total number of shares of common stock outstanding and proportionately increase the market price of the common stock above $1.00 per share in order to meet the continuing listing requirements of the NASDAQ Capital Market. Our board of directors intends to effect the Reverse Stock Split only if it believes that a decrease in the number of shares outstanding is in the best interests of the Company and our stockholders and is likely to improve the trading price of our common stock and improve the likelihood that we will be allowed to maintain our continued listing on the NASDAQ Capital Market. Accordingly, our board of directors has approved the Reverse Stock Split in order to help ensure that the share price of our common stock meets the continued listing requirements of the NASDAQ Capital Market.

Board Discretion to Implement the Reverse Stock Split

Our board of directors believes that stockholder approval of a range of Reverse Stock Split ratios (rather than a single exchange ratio) is in the best interests of our stockholders because it provides the board of directors with the flexibility to achieve the desired results of the Reverse Stock Split and because it is not possible to predict market conditions at the time the Reverse Stock Split would be implemented. If stockholders approve this proposal, the board of directors would carry out a reverse stock split only upon the board of directors’ determination that a reverse stock split would be in the best interests of our stockholders at that time. The board of directors would then set the ratio for the Reverse Stock Split within the range approved by stockholders and in an amount it determines is advisable and in the best interests of the stockholders considering relevant market conditions at the time the Reverse Stock Split is to be implemented. In determining the Reverse Stock Split ratio, following receipt of stockholder approval, the board of the directors may consider numerous factors including:

•	the historical and projected performance of our common stock;

•	general economic and other related conditions prevailing in our industry and in the marketplace;

•	the projected impact of the Reverse Stock Split ratio on trading liquidity in our common stock and our ability to maintain continued listing on the NASDAQ Capital Market;

•	our capitalization (including the number of shares of common stock issued and outstanding);

•	the then-prevailing trading price for our common stock and the volume level thereof; and

•	the potential devaluation of our market capitalization as a result of the Reverse Stock Split.

Our board of directors intends to select a reverse stock split ratio that it believes would be most likely to achieve the anticipated benefits of the Reverse Stock Split described above.

Certain Risks Associated with the Reverse Stock Split

Before voting on this proposal, stockholders should consider the following risks associated with effecting the Reverse Stock Split:

•	Although we expect that the Reverse Stock Split will result in an increase in the market price of our common stock, we cannot assure you that the Reverse Stock Split, if effected, will increase the market price of our common stock in proportion to the reduction in the number of shares of our common stock outstanding or result in a permanent increase in the market price. The effect the Reverse Stock Split may have upon the market price of our common stock cannot be predicted with any certainty, and the history of similar reverse stock splits for companies in similar circumstances to ours is varied. The market price of our common stock is dependent on many factors, including our business and financial performance, general market conditions, prospects for future growth and other factors detailed from time to time in the reports we file with the SEC. Accordingly, the total market capitalization of our common stock after the proposed Reverse Stock Split may be lower than the total market capitalization before the proposed Reverse Stock Split and, in the future, the market price of our common stock following the Reverse Stock Split may not exceed or remain higher than the market price prior to the proposed Reverse Stock Split.

•	Even if our stockholders approve the Reverse Stock Split and the Reverse Stock Split is effected, there can be no assurance that we will continue to meet the continued listing requirements of the NASDAQ Capital Market.

•	The Reverse Stock Split may result in some stockholders owning “odd lots” of less than 100 shares of common stock on a post-split basis. These odd lots may be more difficult to sell, or require greater transaction costs per share to sell, than shares in “round lots” of even multiples of 100 shares.

•	Although our board of directors believes that the decrease in the number of shares of common stock outstanding as a consequence of the Reverse Stock Split and the anticipated increase in the market price of common stock could encourage interest in our common stock and possibly promote greater liquidity for stockholders, such liquidity could also be adversely affected by the reduced number of shares outstanding after the Reverse Stock Split.

Principal Effects of the Reverse Stock Split

If the Reverse Stock Split is approved and effected with respect to the issued and outstanding common stock, each holder of common stock outstanding immediately prior to the effectiveness of the Reverse Stock Split will own a reduced number of shares of common stock upon effectiveness of the Reverse Stock Split. The Reverse Stock Split would be effected simultaneously for all outstanding shares of common stock at the same exchange ratio. Except for adjustments that may result from the treatment of fractional shares (as described below), the Reverse Stock Split would affect all stockholders uniformly and would not change any stockholder’s percentage ownership interest in the Company. The relative voting rights and other rights and preferences that accompany the shares of common stock will not be affected by the Reverse Stock Split. Shares of common stock issued pursuant to the Reverse Stock Split will remain fully paid and nonassessable.

The Reverse Stock Split will not affect the number of authorized shares of common stock, which, assuming stockholder approval of the Ratification Proposal, will continue to be 95,000,000 shares. Although the Reverse Stock Split will not, by itself, have any immediate dilutive effect on stockholders (other than de minimis adjustments that may results from the treatment of fractional shares), the proportion of shares owned by stockholders relative to the number of shares authorized for issuance will decrease because the number of authorized shares of common stock would remain unchanged. As a result, additional authorized shares of common stock would become available for issuance at such times and for such purposes as the board of directors may deem advisable without further action by stockholders, except as required by applicable law or stock exchange rules. To the extent that additional authorized shares of common stock are issued in the future, such shares could be dilutive to existing stockholders of the Company by decreasing such stockholders’ percentage of equity ownership in the Company. See “—Potential Anti-Takeover Effect” below for more information on potential anti-takeover effects of the Reverse Stock Split.

The Reverse Stock Split will also have no effect on the number of authorized shares of preferred stock or the par value of the preferred stock.

Effect on Equity Compensation Plans and Outstanding Options and Warrants

If the Reverse Stock Split is approved and effected, the total number of shares of common stock reserved for issuance under the 2014 Plan and 2011 Long-Term Incentive Plan (collectively, the “Plans”) would be reduced in proportion to the ratio selected by our board of directors. As of July 26, 2017, there were a total of 11,328,571 shares of common stock reserved for issuance pursuant to awards under the Plans, of which 931,242 shares remained available for future awards, and following the Reverse Stock Split, if any, such reserve would be reduced to between 871,428 and 3,776,190 shares, of which between 71,634 and 310,414 shares would be available for future awards under the Plans.

Under the terms of our outstanding equity awards, options and warrants, the proposed Reverse Stock Split would adjust and proportionately reduce the number of shares of common stock issuable upon exercise or vesting of such awards, options and warrants in the same ratio of the Reverse Stock Split and, correspondingly, would proportionately increase the exercise or purchase price, if any, of all such awards, options and warrants. The number of shares of common stock issuable upon exercise or vesting of outstanding equity awards, options and warrants and the exercise or purchase price related thereto, if any, would be equitably adjusted in accordance with the terms of the Plans, which may include rounding the number of shares of common stock issuable down to the nearest whole share, with no cash payment being made in respect of such rounding, and the exercise or purchase price of such equity awards, options and warrants rounded up to the nearest whole cent, in each case in compliance with the requirements of Sections 424 and 409A of the Code, as applicable, and the Treasury Regulations issued thereunder.

The following table contains approximate information relating to our common stock immediately following the Reverse Stock Split under certain possible exchange ratios, based on share information as of July 26, 2017:

	July 26, 2017	1-for-3	1-for-8	1-for-13
Number of authorized shares of common stock	95,000,000	95,000,000	95,000,000	95,000,000

Number of outstanding shares of common stock	50,105,392	16,701,797	6,263,174	3,854,261

Number of shares of common stock reserved for issuance upon exercise of outstanding stock options and warrants	14,086,164	4,695,388	1,760,771	1,083,551

Number of shares of common stock reserved for issuance in connection with future awards under our equity compensation plans	931,242	310,414	116,405	71,634

Number of authorized and unreserved shares of common stock not outstanding	29,877,202	73,292,401	86,859,650	89,990,554

Potential Anti-Takeover Effect

An additional effect of the Reverse Stock Split would be to increase the relative amount of authorized but unissued shares of common stock, which may, under certain circumstances, be construed as having an anti-takeover effect. Although not designed or intended for such purposes, the effect of the increased available shares might be to make more difficult or to discourage an attempt to takeover or otherwise acquire control of the Company (for example, by permitting issuances that would dilute the stock ownership of a person or entity seeking to effect a change in the composition of the board of directors or contemplating a tender offer or other change in control transaction). In addition, the Certificate and our bylaws include provisions that may have an anti-takeover effect. These provisions, among things, permit the board of directors to issue preferred stock with rights senior to those of the common stock without any further vote or action by the stockholders, provide that special meetings of stockholders may only be called by the board of directors and do not provide for cumulative voting rights, which could make it more difficult for stockholders to effect certain corporate actions and may delay or discourage a change in control.

Our board of directors is not presently aware of any attempt, or contemplated attempt, to acquire control of the Company and the Reverse Stock Split Proposal is not part of any plan by our board of directors to recommend or implement a series of anti-takeover measures

Accounting Matters

The Reverse Stock Split will not affect the par value per share of common stock, which will remain unchanged at $0.001 per share. As a result of the Reverse Stock Split, at the effective time, the stated capital on our balance sheet attributable to the common stock, which consists of the par value per share of the common stock multiplied by the aggregate number of shares of the common stock issued and outstanding, will be reduced in proportion to the ratio of the Reverse Stock Split. Correspondingly, the additional paid-in capital account, which consists of the difference between the stated capital and the aggregate amount paid upon issuance of all currently outstanding shares of common stock, will be credited with the amount by which the stated capital is reduced. The stockholders’ equity, in the aggregate, will remain unchanged. In addition, the per share net income or loss of common stock, for all periods, will be restated because there will be fewer outstanding shares of common stock.

Mechanics of the Reverse Stock Split

If the Reverse Stock Split is approved and effected, beginning on the effective date of the Reverse Stock Split, each certificate representing pre-split shares will, until surrendered and exchanged as described below, for all corporate purposes, be deemed to represent, respectively, only the number of post-split shares.

Exchange of Stock Certificates

Shortly after the Reverse Stock Split becomes effective, stockholders will be notified and offered the opportunity at their own expense to surrender their current certificates to our stock transfer agent in exchange for the issuance of new certificates reflecting the Reverse Stock Split in accordance with the procedures to be set forth in a letter of transmittal to be sent by our stock transfer agent. In connection with the Reverse Stock Split, the CUSIP number for the common stock will change from its current CUSIP number. This new CUSIP number will appear on any new stock certificates issued representing post-split shares. STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY STOCK CERTIFICATE(S) UNLESS AND UNTIL REQUESTED TO DO SO FOLLOWING THE ANNOUNCEMENT OF THE COMPLETION OF THE REVERSE STOCK SPLIT.

Effect on Registered “Book-Entry” Holders of Common Stock

Holders of common stock may hold some or all of their common stock electronically in book-entry form (“street name”) under the direct registration system for securities. These stockholders will not have stock certificates evidencing their ownership. They are, however, provided with a statement reflecting the number of shares of common stock registered in their accounts. If you hold registered common stock in book-entry form, you do not need to take any action to receive your post-split shares, if applicable.

Fractional Shares

No fractional shares will be issued. The board of directors has determined to issue, in exchange for the consideration to the Company specified in the resolutions of the board of directors, that number of fractions of a share to ensure that any fractional share resulting from the Reverse Stock Split will be rounded up to the next whole share.

No Dissenters’ or Appraisal Rights

Under the DGCL, our stockholders are not entitled to any dissenters’ or appraisal rights with respect to the Reverse Stock Split, and we will not independently provide stockholders with any such right.

U.S. Federal Income Tax Considerations

The following is a general summary of certain U.S. federal income tax consequences of the Reverse Stock Split that may be relevant to stockholders. This summary is based upon the provisions of the Code, Treasury regulations promulgated thereunder, administrative rulings and judicial decisions as of the date hereof, all of which may change, possibly with retroactive effect, resulting in U.S. federal income tax consequences that may differ from those discussed below. This discussion is a summary for general information purposes only and does not address all aspects of U.S. federal income taxation that may be relevant to stockholders in light of their particular circumstances or to stockholders that may be subject to special tax rules, including, without limitation: (i) stockholders subject to the alternative minimum tax; (ii) banks, insurance companies, or other financial institutions; (iii) tax-exempt organizations; (iv) dealers in securities or commodities; (v) regulated investment companies or real estate investment trusts; (vi) partnerships (including entities or arrangements treated as partnerships for U.S. federal income tax purposes and their partners or members); (vii) traders in securities that elect to use the mark-to-market method of accounting; (viii) U.S. stockholders whose “functional currency” is not the U.S. dollar; (ix) persons holding our common stock in a hedging transaction, “straddle,” “conversion transaction” or other risk reduction transaction; (x) persons who acquired our common stock in connection with employment or the performance of services; or (xii) U.S. expatriates.

In addition, this summary of certain U.S. federal income tax consequences does not address the tax consequences arising under the laws of any foreign, state or local jurisdiction or any U.S. federal tax consequences other than U.S. federal income taxation (such as the U.S. federal estate and gift tax consequences). If a partnership (including any entity or arrangement treated as a partnership for U.S. federal income tax purposes) holds shares of our common stock, the tax treatment of a partner in the partnership generally will depend upon the status of the partner and the activities of the partnership. Partnerships holding our common stock and the partners therein should consult their tax advisors regarding the tax consequences to them of the Reverse Stock Split.

We have not sought, and will not seek, an opinion of counsel or a ruling from the Internal Revenue Service (“IRS”) regarding the U.S. income tax consequences of the Reverse Stock Split and there can be no assurance that the IRS will not challenge the statements and conclusions set forth below and that a court would not sustain any such challenge. ACCORDINGLY , EACH STOCKHOLDER SHOULD CONSULT ITS TAX ADVISOR WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT TO SUCH STOCKHOLDER.

Taxation of Stockholders .

The Reverse Stock Split should constitute a “recapitalization” for U.S. federal income tax purposes. As a result, a stockholder should not recognize gain or loss as a result of the Reverse Stock Split. A stockholder’s aggregate tax basis in the shares of the common stock received pursuant to the Reverse Stock Split should equal the stockholder’s aggregate tax basis in the shares of the common stock surrendered, and such stockholder’s holding period in the shares of the common stock received should include the holding period of the shares of the common stock surrendered.

Taxation of the Company .

The Company will not recognize any gain or loss as a result of the Reverse Stock Split.

Vote Required for Approval

Approval of the Reverse Stock Split Proposal requires the affirmative vote of the holders of a majority of the shares of our common stock outstanding and entitled to vote on such proposal at the Special Meeting.

The board of directors recommends a vote FOR the Reverse Stock Split Proposal.

PROPOSAL 3: THE ADJOURNMENT PROPOSAL

The Company is asking its stockholders to approve the Adjournment Proposal.

Vote Required; Recommendation of the Board of Directors

The approval of the Adjournment Proposal requires the affirmative vote of a majority of the votes cast on the Adjournment Proposal.

The board of directors recommends a vote FOR the Adjournment Proposal.

OTHER BUSINESS

The board of directors does not intend to present any other items of business and is not aware of any matters other than those set forth in this proxy statement that will be presented for action at the Special Meeting. If, however, any other business should properly come before the Special Meeting, the persons named in the accompanying proxy will vote the proxy in accordance with applicable law and as they may deem appropriate in their discretion, unless directed by the proxy to do otherwise.

SUBMISSION OF FUTURE STOCKHOLDER PROPOSALS

Pursuant to rules of the SEC, a stockholder who intends to present a proposal at our 2018 annual meeting of stockholders and who wishes the proposal to be included in the proxy statement for that meeting must submit the proposal to us in writing to the attention of the Secretary at Alliqua BioMedical, Inc., 1010 Stony Hill Road, Suite 200, Yardley, Pennsylvania 19067. The proposal must be received no later than January 9, 2018, after which date such stockholder proposal will be considered untimely. Stockholders wishing to submit proposals to be presented directly at the annual meeting instead of for inclusion in next year’s proxy statement must follow the submission criteria and deadlines set forth in our bylaws. To be timely in connection with our next annual meeting, such a stockholder proposal must be received by our Secretary at our principal executive offices between February 23, 2018, and March 25, 2018.

Annex A

PROPOSED AMENDMENT

TO THE

CERTIFICATE OF INCORPORATION

OF

ALLIQUA BIOMEDICAL, INC.

If the Reverse Stock Split Proposal is approved, the certificate of incorporation of Alliqua BioMedical, Inc. will be amended to add the following as paragraph D of Article FOURTH in the form below:

“D. Upon the effectiveness of the filing of this Certificate of Amendment (the “Effective Time”) each share of the Corporation’s common stock, $0.001 par value per share (the “Old Common Stock”), either issued or outstanding or held by the Corporation as treasury stock, immediately prior to the Effective Time, will be automatically reclassified as (without any further act) into a smaller number of shares such that each two (2) to thirteen (13) shares of Old Common Stock issued and outstanding or held by the Company as treasury stock immediately prior to the Effective Time is reclassified into one share of Common Stock, $0.001 par value per share, of the Corporation (the “New Common Stock”), the exact ratio within such range to be determined by the board of directors of the Corporation prior to the Effective Time and publicly announced by the Corporation (the “Reverse Stock Split”). The Board of Directors shall make provision for the issuance of that number of fractions of New Common Stock such that any fractional share of a holder otherwise resulting from the Reverse Stock Split shall be rounded up to the next whole number of shares of New Common Stock. Any stock certificate that, immediately prior to the Effective Time, represented shares of the Old Common Stock will, from and after the Effective Time, automatically and without the necessity of presenting the same for exchange, represent the number of shares of the New Common Stock into which such shares of Old Common Stock shall have been reclassified plus the fraction, if any, of a share of New Common Stock issued as aforesaid.

A-1

Annex B

SECTIONS 204 AND 205 OF THE DGCL

§ 204 Ratification of defective corporate acts and stock

(a) Subject to subsection (f) of this section, no defective corporate act or putative stock shall be void or voidable solely as a result of a failure of authorization if ratified as provided in this section or validated by the Court of Chancery in a proceeding brought under § 205 of this title.

(b)(1) In order to ratify 1 or more defective corporate acts pursuant to this section (other than the ratification of an election of the initial board of directors pursuant to paragraph (b)(2) of this section), the board of directors of the corporation shall adopt resolutions stating:

(A) The defective corporate act or acts to be ratified;

(B) The date of each defective corporate act or acts;

(C) If such defective corporate act or acts involved the issuance of shares of putative stock, the number and type of shares of putative stock issued and the date or dates upon which such putative shares were purported to have been issued;

(D) The nature of the failure of authorization in respect of each defective corporate act to be ratified; and

(E) That the board of directors approves the ratification of the defective corporate act or acts.

Such resolutions may also provide that, at any time before the validation effective time in respect of any defective corporate act set forth therein, notwithstanding the approval of the ratification of such defective corporate act by stockholders, the board of directors may abandon the ratification of such defective corporate act without further action of the stockholders. The quorum and voting requirements applicable to the ratification by the board of directors of any defective corporate act shall be the quorum and voting requirements applicable to the type of defective corporate act proposed to be ratified at the time the board adopts the resolutions ratifying the defective corporate act; provided that if the certificate of incorporation or bylaws of the corporation, any plan or agreement to which the corporation was a party or any provision of this title, in each case as in effect as of the time of the defective corporate act, would have required a larger number or portion of directors or of specified directors for a quorum to be present or to approve the defective corporate act, such larger number or portion of such directors or such specified directors shall be required for a quorum to be present or to adopt the resolutions to ratify the defective corporate act, as applicable, except that the presence or approval of any director elected, appointed or nominated by holders of any class or series of which no shares are then outstanding, or by any person that is no longer a stockholder, shall not be required.

(2) In order to ratify a defective corporate act in respect of the election of the initial board of directors of the corporation pursuant to § 108 of this title, a majority of the persons who, at the time the resolutions required by this paragraph (b)(2) of this section are adopted, are exercising the powers of directors under claim and color of an election or appointment as such may adopt resolutions stating:

(A) The name of the person or persons who first took action in the name of the corporation as the initial board of directors of the corporation;

(B) The earlier of the date on which such persons first took such action or were purported to have been elected as the initial board of directors; and

(C) That the ratification of the election of such person or persons as the initial board of directors is approved.

(c) Each defective corporate act ratified pursuant to paragraph (b)(1) of this section shall be submitted to stockholders for approval as provided in subsection (d) of this section, unless:

(1) No other provision of this title, and no provision of the certificate of incorporation or bylaws of the corporation, or of any plan or agreement to which the corporation is a party, would have required stockholder approval of such defective corporate act to be ratified, either at the time of such defective corporate act or at the time the board of directors adopts the resolutions ratifying such defective corporate act pursuant to paragraph (b)(1) of this section; and

(2) Such defective corporate act did not result from a failure to comply with § 203 of this title.

(d) If the ratification of a defective corporate act is required to be submitted to stockholders for approval pursuant to subsection (c) of this section, due notice of the time, place, if any, and purpose of the meeting shall be given at least 20 days before the date of the meeting to each holder of valid stock and putative stock, whether voting or nonvoting, at the address of such holder as it appears or most recently appeared, as appropriate, on the records of the corporation. The notice shall also be given to the holders of record of valid stock and putative stock, whether voting or nonvoting, as of the time of the defective corporate act, other than holders whose identities or addresses cannot be determined from the records of the corporation. The notice shall contain a copy of the resolutions adopted by the board of directors pursuant to paragraph (b)(1) of this section or the information required by paragraph (b)(1)(A) through (E) of this section and a statement that any claim that the defective corporate act or putative stock ratified hereunder is void or voidable due to the failure of authorization, or that the Court of Chancery should declare in its discretion that a ratification in accordance with this section not be effective or be effective only on certain conditions must be brought within 120 days from the applicable validation effective time. At such meeting, the quorum and voting requirements applicable to ratification of such defective corporate act shall be the quorum and voting requirements applicable to the type of defective corporate act proposed to be ratified at the time of the approval of the ratification, except that:

(1) If the certificate of incorporation or bylaws of the corporation, any plan or agreement to which the corporation was a party or any provision of this title in effect as of the time of the defective corporate act would have required a larger number or portion of stock or of any class or series thereof or of specified stockholders for a quorum to be present or to approve the defective corporate act, the presence or approval of such larger number or portion of stock or of such class or series thereof or of such specified stockholders shall be required for a quorum to be present or to approve the ratification of the defective corporate act, as applicable, except that the presence or approval of shares of any class or series of which no shares are then outstanding, or of any person that is no longer a stockholder, shall not be required;

(2) The approval by stockholders of the ratification of the election of a director shall require the affirmative vote of the majority of shares present at the meeting and entitled to vote on the election of such director, except that if the certificate of incorporation or bylaws of the corporation then in effect or in effect at the time of the defective election require or required a larger number or portion of stock or of any class or series thereof or of specified stockholders to elect such director, the affirmative vote of such larger number or portion of stock or of any class or series thereof or of such specified stockholders shall be required to ratify the election of such director, except that the presence or approval of shares of any class or series of which no shares are then outstanding, or of any person that is no longer a stockholder, shall not be required; and

(3) In the event of a failure of authorization resulting from failure to comply with the provisions of § 203 of this title, the ratification of the defective corporate act shall require the vote set forth in § 203(a)(3) of this title, regardless of whether such vote would have otherwise been required.

Shares of putative stock on the record date for determining stockholders entitled to vote on any matter submitted to stockholders pursuant to subsection (c) of this section (and without giving effect to any ratification that becomes effective after such record date) shall neither be entitled to vote nor counted for quorum purposes in any vote to ratify any defective corporate act.

(e) If a defective corporate act ratified pursuant to this section would have required under any other section of this title the filing of a certificate in accordance with § 103 of this title, then, whether or not a certificate was previously filed in respect of such defective corporate act and in lieu of filing the certificate otherwise required by this title, the corporation shall file a certificate of validation with respect to such defective corporate act in accordance with § 103 of this title. A separate certificate of validation shall be required for each defective corporate act requiring the filing of a certificate of validation under this section, except that (i) 2 or more defective corporate acts may be included in a single certificate of validation if the corporation filed, or to comply with this title would have filed, a single certificate under another provision of this title to effect such acts, and (ii) 2 or more overissues of shares of any class, classes or series of stock may be included in a single certificate of validation, provided that the increase in the number of authorized shares of each such class or series set forth in the certificate of validation shall be effective as of the date of the first such overissue. The certificate of validation shall set forth:

(1) Each defective corporate act that is the subject of the certificate of validation (including, in the case of any defective corporate act involving the issuance of shares of putative stock, the number and type of shares of putative stock issued and the date or dates upon which such putative shares were purported to have been issued), the date of such defective corporate act, and the nature of the failure of authorization in respect of such defective corporate act;

(2) A statement that such defective corporate act was ratified in accordance with this section, including the date on which the board of directors ratified such defective corporate act and the date, if any, on which the stockholders approved the ratification of such defective corporate act; and

(3) Information required by 1 of the following paragraphs:

a. If a certificate was previously filed under § 103 of this title in respect of such defective corporate act and no changes to such certificate are required to give effect to such defective corporate act in accordance with this section, the certificate of validation shall set forth (x) the name, title and filing date of the certificate previously filed and of any certificate of correction thereto and (y) a statement that a copy of the certificate previously filed, together with any certificate of correction thereto, is attached as an exhibit to the certificate of validation;

b. If a certificate was previously filed under § 103 of this title in respect of the defective corporate act and such certificate requires any change to give effect to the defective corporate act in accordance with this section (including a change to the date and time of the effectiveness of such certificate), the certificate of validation shall set forth (x) the name, title and filing date of the certificate so previously filed and of any certificate of correction thereto, (y) a statement that a certificate containing all of the information required to be included under the applicable section or sections of this title to give effect to the defective corporate act is attached as an exhibit to the certificate of validation, and (z) the date and time that such certificate shall be deemed to have become effective pursuant to this section; or

c. If a certificate was not previously filed under § 103 of this title in respect of the defective corporate act and the defective corporate act ratified pursuant to this section would have required under any other section of this title the filing of a certificate in accordance with § 103 of this title, the certificate of validation shall set forth (x) a statement that a certificate containing all of the information required to be included under the applicable section or sections of this title to give effect to the defective corporate act is attached as an exhibit to the certificate of validation, and (y) the date and time that such certificate shall be deemed to have become effective pursuant to this section.

A certificate attached to a certificate of validation pursuant to paragraph (e)(3)b. or c. of this section need not be separately executed and acknowledged and need not include any statement required by any other section of this title that such instrument has been approved and adopted in accordance with the provisions of such other section.

(f) From and after the validation effective time, unless otherwise determined in an action brought pursuant to § 205 of this title:

(1) Subject to the last sentence of subsection (d) of this section, each defective corporate act ratified in accordance with this section shall no longer be deemed void or voidable as a result of the failure of authorization described in the resolutions adopted pursuant to subsection (b) of this section and such effect shall be retroactive to the time of the defective corporate act; and

(2) Subject to the last sentence of subsection (d) of this section, each share or fraction of a share of putative stock issued or purportedly issued pursuant to any such defective corporate act shall no longer be deemed void or voidable and shall be deemed to be an identical share or fraction of a share of outstanding stock as of the time it was purportedly issued.

(g) In respect of each defective corporate act ratified by the board of directors pursuant to subsection (b) of this section, prompt notice of the ratification shall be given to all holders of valid stock and putative stock, whether voting or nonvoting, as of the date the board of directors adopts the resolutions approving such defective corporate act, or as of a date within 60 days after such date of adoption, as established by the board of directors, at the address of such holder as it appears or most recently appeared, as appropriate, on the records of the corporation. The notice shall also be given to the holders of record of valid stock and putative stock, whether voting or nonvoting, as of the time of the defective corporate act, other than holders whose identities or addresses cannot be determined from the records of the corporation. The notice shall contain a copy of the resolutions adopted pursuant to subsection (b) of this section or the information specified in paragraphs (b)(1)(A) through (E) or paragraphs (b)(2)(A) through (C) of this section, as applicable, and a statement that any claim that the defective corporate act or putative stock ratified hereunder is void or voidable due to the failure of authorization, or that the Court of Chancery should declare in its discretion that a ratification in accordance with this section not be effective or be effective only on certain conditions must be brought within 120 days from the later of the validation effective time or the time at which the notice required by this subsection is given. Notwithstanding the foregoing, (i) no such notice shall be required if notice of the ratification of the defective corporate act is to be given in accordance with subsection (d) of this section, and (ii) in the case of a corporation that has a class of stock listed on a national securities exchange, the notice required by this subsection may be deemed given if disclosed in a document publicly filed by the corporation with the Securities and Exchange Commission pursuant to §§ 13, 14 or 15(d) [15 U.S.C. §§ 78m, 77n or 78o(d)] of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder, or the corresponding provisions of any subsequent United States federal securities laws, rules or regulations. If any defective corporate act has been approved by stockholders acting pursuant to § 228 of this title, the notice required by this subsection may be included in any notice required to be given pursuant to § 228(e) of this title and, if so given, shall be sent to the stockholders entitled thereto under § 228(e) and to all holders of valid and putative stock to whom notice would be required under this subsection if the defective corporate act had been approved at a meeting other than any stockholder who approved the action by consent in lieu of a meeting pursuant to § 228 of this title or any holder of putative stock who otherwise consented thereto in writing. Solely for purposes of subsection (d) of this section and this subsection, notice to holders of putative stock, and notice to holders of valid stock and putative stock as of the time of the defective corporate act, shall be treated as notice to holders of valid stock for purposes of §§ 222 and 228, 229, 230, 232 and 233 of this title.

(h) As used in this section and in § 205 of this title only, the term:

(1) “Defective corporate act” means an overissue, an election or appointment of directors that is void or voidable due to a failure of authorization, or any act or transaction purportedly taken by or on behalf of the corporation that is, and at the time such act or transaction was purportedly taken would have been, within the power of a corporation under subchapter II of this chapter, but is void or voidable due to a failure of authorization;

(2) “Failure of authorization” means: (i) the failure to authorize or effect an act or transaction in compliance with the provisions of this title, the certificate of incorporation or bylaws of the corporation, or any plan or agreement to which the corporation is a party, if and to the extent such failure would render such act or transaction void or voidable; or (ii) the failure of the board of directors or any officer of the corporation to authorize or approve any act or transaction taken by or on behalf of the corporation that would have required for its due authorization the approval of the board of directors or such officer;

(3) “Overissue” means the purported issuance of:

a. Shares of capital stock of a class or series in excess of the number of shares of such class or series the corporation has the power to issue under § 161 of this title at the time of such issuance; or

b. Shares of any class or series of capital stock that is not then authorized for issuance by the certificate of incorporation of the corporation;

(4) “Putative stock” means the shares of any class or series of capital stock of the corporation (including shares issued upon exercise of options, rights, warrants or other securities convertible into shares of capital stock of the corporation, or interests with respect thereto that were created or issued pursuant to a defective corporate act) that:

a. But for any failure of authorization, would constitute valid stock; or

b. Cannot be determined by the board of directors to be valid stock;

(5) “Time of the defective corporate act” means the date and time the defective corporate act was purported to have been taken;

(6) “Validation effective time” with respect to any defective corporate act ratified pursuant to this section means the latest of:

a. The time at which the defective corporate act submitted to the stockholders for approval pursuant to subsection (c) of this section is approved by such stockholders or if no such vote of stockholders is required to approve the ratification of the defective corporate act, the time at which the board of directors adopts the resolutions required by paragraph (b)(1) or (b)(2) of this section;

b. Where no certificate of validation is required to be filed pursuant to subsection (e) of this section, the time, if any, specified by the board of directors in the resolutions adopted pursuant to paragraph (b)(1) or (b)(2) of this section, which time shall not precede the time at which such resolutions are adopted; and

c. The time at which any certificate of validation filed pursuant to subsection (e) of this section shall become effective in accordance with § 103 of this title.

(7) “Valid stock” means the shares of any class or series of capital stock of the corporation that have been duly authorized and validly issued in accordance with this title.

In the absence of actual fraud in the transaction, the judgment of the board of directors that shares of stock are valid stock or putative stock shall be conclusive, unless otherwise determined by the Court of Chancery in a proceeding brought pursuant to § 205 of this title.

(i) Ratification under this section or validation under § 205 of this title shall not be deemed to be the exclusive means of ratifying or validating any act or transaction taken by or on behalf of the corporation, including any defective corporate act, or any issuance of stock, including any putative stock, or of adopting or endorsing any act or transaction taken by or in the name of the corporation prior to the commencement of its existence, and the absence or failure of ratification in accordance with either this section or validation under § 205 of this title shall not, of itself, affect the validity or effectiveness of any act or transaction or the issuance of any stock properly ratified under common law or otherwise, nor shall it create a presumption that any such act or transaction is or was a defective corporate act or that such stock is void or voidable.

79 Del. Laws, c. 72, § 4; 80 Del. Laws, c. 40, § 8.;

§ 205 Proceedings regarding validity of defective corporate acts and stock

(a) Subject to subsection (f) of this section, upon application by the corporation, any successor entity to the corporation, any member of the board of directors, any record or beneficial holder of valid stock or putative stock, any record or beneficial holder of valid or putative stock as of the time of a defective corporate act ratified pursuant to § 204 of this title, or any other person claiming to be substantially and adversely affected by a ratification pursuant to § 204 of this title, the Court of Chancery may:

(1) Determine the validity and effectiveness of any defective corporate act ratified pursuant to § 204 of this title;

(2) Determine the validity and effectiveness of the ratification of any defective corporate act pursuant to § 204 of this title;

(3) Determine the validity and effectiveness of any defective corporate act not ratified or not ratified effectively pursuant to § 204 of this title;

(4) Determine the validity of any corporate act or transaction and any stock, rights or options to acquire stock; and

(5) Modify or waive any of the procedures set forth in § 204 of this title to ratify a defective corporate act.

(b) In connection with an action under this section, the Court of Chancery may:

(1) Declare that a ratification in accordance with and pursuant to § 204 of this title is not effective or shall only be effective at a time or upon conditions established by the Court;

(2) Validate and declare effective any defective corporate act or putative stock and impose conditions upon such validation by the Court;

(3) Require measures to remedy or avoid harm to any person substantially and adversely affected by a ratification pursuant to § 204 of this title or from any order of the Court pursuant to this section, excluding any harm that would have resulted if the defective corporate act had been valid when approved or effectuated;

(4) Order the Secretary of State to accept an instrument for filing with an effective time specified by the Court, which effective time may be prior or subsequent to the time of such order, provided that the filing date of such instrument shall be determined in accordance with § 103(c)(3) of this title;

(5) Approve a stock ledger for the corporation that includes any stock ratified or validated in accordance with this section or with § 204 of this title;

(6) Declare that shares of putative stock are shares of valid stock or require a corporation to issue and deliver shares of valid stock in place of any shares of putative stock;

(7) Order that a meeting of holders of valid stock or putative stock be held and exercise the powers provided to the Court under § 227 of this title with respect to such a meeting;

(8) Declare that a defective corporate act validated by the Court shall be effective as of the time of the defective corporate act or at such other time as the Court shall determine;

(9) Declare that putative stock validated by the Court shall be deemed to be an identical share or fraction of a share of valid stock as of the time originally issued or purportedly issued or at such other time as the Court shall determine; and

(10) Make such other orders regarding such matters as it deems proper under the circumstances.

(c) Service of the application under subsection (a) of this section upon the registered agent of the corporation shall be deemed to be service upon the corporation, and no other party need be joined in order for the Court of Chancery to adjudicate the matter. In an action filed by the corporation, the Court may require notice of the action be provided to other persons specified by the Court and permit such other persons to intervene in the action.

(d) In connection with the resolution of matters pursuant to subsections (a) and (b) of this section, the Court of Chancery may consider the following:

(1) Whether the defective corporate act was originally approved or effectuated with the belief that the approval or effectuation was in compliance with the provisions of this title, the certificate of incorporation or bylaws of the corporation;

(2) Whether the corporation and board of directors has treated the defective corporate act as a valid act or transaction and whether any person has acted in reliance on the public record that such defective corporate act was valid;

(3) Whether any person will be or was harmed by the ratification or validation of the defective corporate act, excluding any harm that would have resulted if the defective corporate act had been valid when approved or effectuated;

(4) Whether any person will be harmed by the failure to ratify or validate the defective corporate act; and

(5) Any other factors or considerations the Court deems just and equitable.

(e) The Court of Chancery is hereby vested with exclusive jurisdiction to hear and determine all actions brought under this section.

(f) Notwithstanding any other provision of this section, no action asserting:

(1) That a defective corporate act or putative stock ratified in accordance with § 204 of this title is void or voidable due to a failure of authorization identified in the resolution adopted in accordance with 204(b) of this title; or

(2) That the Court of Chancery should declare in its discretion that a ratification in accordance with § 204 of this title not be effective or be effective only on certain conditions,

may be brought after the expiration of 120 days from the later of the validation effective time and the time notice, if any, that is required to be given pursuant to § 204(g) of this title is given with respect to such ratification, except that this subsection shall not apply to an action asserting that a ratification was not accomplished in accordance with § 204 of this title or to any person to whom notice of the ratification was required to have been given pursuant to § 204(d) or (g) of this title, but to whom such notice was not given.

79 Del. Laws, c. 72, § 5; 80 Del. Laws, c. 40, § 9.;

Annex C

BOARD RESOLUTIONS

Share Increase Amendment

WHEREAS, on May 6, 2016, Alliqua BioMedical, Inc., a Delaware corporation (the “Company”) filed with the Secretary of State of the State of Delaware (the “Secretary of State”) a certificate of amendment to the amended and restated certificate of incorporation (as amended, the “Certificate”), which amendment (the “Share Increase Amendment”), among other things, increased the total number of shares of common stock the Company is authorized to issue from 45,714,286 shares to 95,000,000 shares;

WHEREAS, prior to the filing and effectiveness of the Share Increase Amendment, the Share Increase Amendment (i) was approved and declared advisable by the board of directors of the Company (the “Board”) at a duly called and convened meeting thereof, (ii) was submitted to the stockholders for adoption thereby at the Company’s annual meeting of stockholders held on May 6, 2016 (the “2016 Annual Meeting”), and (iii) was adopted at the 2016 Annual Meeting by the affirmative vote of the holders of a majority of the outstanding shares of common stock entitled to vote thereon;

WHEREAS, in connection with the preparations for the Company’s 2017 annual meeting of stockholders, the Company identified an inaccuracy contained in the definitive proxy statement for such annual meeting regarding the authority of brokers/nominees to vote on certain proposals therein and filed with the SEC certain revised disclosures in the definitive proxy statement relating to the 2017 annual meeting of stockholders;

WHEREAS, as a result of identifying such inaccuracy in the definitive proxy materials for the 2017 annual meeting of stockholders, a question was raised regarding the validity of the filing and the effectiveness of the Share Increase Amendment due to a substantially similar inaccuracy in the disclosures in the definitive proxy statement relating to the 2016 Annual Meeting, which was filed with the SEC on March 25, 2016 (the “2016 Annual Meeting Proxy Statement”), with respect to the authority of brokers to vote shares held in “street name” on the proposal to approve the Share Increase Amendment without instructions from the beneficial owner of such shares and the treatment of any “broker non-votes”;

WHEREAS, in light of the foregoing, the Board has determined that the filing and effectiveness of the Share Increase Amendment may constitute a defective corporate act (as defined in Section 204(h) of the Delaware General Corporation Law (the “DGCL”)) and that it is advisable and in the best interests of the Company and its stockholders to ratify the filing and effectiveness of the Share Increase Amendment pursuant to and in accordance with Section 204 of the DGCL; and

WHEREAS, any claim that any defective corporate acts referenced herein being ratified under Section 204 of the DGCL is void or voidable due to the failure(s) of authorization, or that the Delaware Court of Chancery should declare in its discretion that the ratification thereof in accordance with Section 204 of the DGCL should not be effective or be effective only on certain conditions, must be brought within 120 days from the validation effective time (which in the case of the ratification of the filing and effectiveness of the Share Increase Amendment shall be the date on which the certificate of validation in respect of the Share Increase Amendment is filed with the Secretary of State and becomes effective in accordance with the DGCL); now, therefore, be it

RESOLVED, that the filing and effectiveness of the Share Increase Amendment and is the purported defective corporate acts to be ratified hereby; and, be it

FURTHER RESOLVED, that  the time of the filing and effectiveness of Share Increase Amendment was May 6, 2016, at 10:56 A.M. (Eastern Time); and, be it

 FURTHER RESOLVED, that the potential failure of authorization in respect of the Share Increase Amendment is that the vote of the Company’s stockholders in favor of the proposal to adopt the Share Increase Amendment may not have been tabulated in conformity with the disclosure set forth in the proxy statement for the 2016 Annual Meeting; and, be it

FURTHER RESOLVED, that, pursuant to and in accordance with Section 204 of the DGCL, the ratification of the filing and effectiveness of the Share Increase Amendment be, and hereby is, approved, adopted and confirmed in all respects; and, be it

FURTHER RESOLVED, that the officers of the Company be, and each hereby is, authorized, empowered and directed, for and on behalf of the Company, to submit the proposal to adopt the ratification of the foregoing purported defective corporate act at a Special Meeting (as the same may be adjourned and/or postponed, the “Special Meeting”) of the Company’s stockholders, which meeting shall be held on September 13, 2017, at 9:00 a.m. (Eastern Time) at 1010 Stony Hill Road, Suite 200, Yardley, PA 19067 (unless the Board fixes another date, time and place), and are further directed to provide notice of the Special Meeting in accordance with Section 204(d) of the DGCL to the stockholders entitled to vote thereon and to all other holders entitled to notice thereunder; and, be it

FURTHER RESOLVED, that the record date for determining the stockholders entitled to notice of and to vote at the Special Meeting shall be the close of business on July 26, 2017 (unless the Board subsequently fixes a different record date for such purposes); and, be it

FURTHER RESOLVED, that the Board hereby recommends that the stockholders entitled to vote thereon approve the ratification of the filing and effectiveness of the Share Increase Amendment; and, be it

FURTHER RESOLVED, that, subject to the approval of the ratification of the filing and effectiveness of the Share Increase Amendment by the requisite vote of the holders of common stock entitled to vote thereon, the officers of the Company be, and each hereby is, authorized, empowered and directed, for and on behalf of the Company, to execute and file or cause to be filed with the Secretary of State a certificate of validation in respect of the ratification of each such act, with each such certificate containing such information and being in such form as is prescribed by Section 204 of the DGCL.

Reverse Stock Split

WHEREAS, on June 23, 2017, the stockholders approved the proposal (the “Annual Meeting Reverse Stock Split Proposal”) to authorize the Company’s board of directors, in its discretion but prior to the annual meeting of the Company’s stockholders in 2018, to amend the Company’s Certificate of Incorporation to effect a reverse stock split (the “Reverse Stock Split”) of the Company’s common stock (the “Reverse Stock Split Amendment”), at a ratio in the range of 1-for-3 and 1-for-13, such ratio to be determined by the Board of Directors (the “Reverse Stock Split Approval”);

WHEREAS, prior to the Reverse Stock Split Approval, subject to the matters set forth herein, the Annual Meeting Reverse Stock Split Proposal and the Reverse Stock Split Amendment (i) were approved and declared advisable by the Board at a duly called and convened meeting thereof, (ii) were submitted to the stockholders for approval and adoption thereby at the Company’s annual meeting of stockholders held on June 23, 2017 (the “2017 Annual Meeting”), and (iii) were approved and adopted at the 2017 Annual Meeting by the affirmative vote of the holders of a majority of the outstanding shares of common stock entitled to vote thereon;

WHEREAS, although certain revised disclosures in the definitive proxy statement relating to the 2017 Annual Meeting regarding the authority of brokers/nominees to vote on the Reverse Stock Split Approval without instruction were filed with the SEC before the vote on the Annual Meeting Reverse Stock Split Proposal, the Company’s board of directors has determined that it is advisable and in the best interests of the stockholders to re-adopt and re-present such proposal to the stockholders of the Company at the Special Meeting and, in the event such amendment is adopted at the Special Meeting, to abandon the Reverse Stock Split Amendment approved at the 2017 Annual Meeting;

WHEREAS, the Board deems it to be in the best interests of the Company and its stockholders to seek authorization from the Company’s stockholders to amend the Certificate to effect the Reverse Stock Split, at a ratio in the range of 1-for-3 to 1-for-13, with the exact exchange ratio and timing to be determined at the discretion of the Board and set forth in a public announcement;

WHEREAS, the Company desires to amend its Certificate in accordance with Section 242 of the DGCL in order to implement the Reverse Stock Split;

WHEREAS, the Board has reviewed the Certificate of Amendment (the “Amendment”) to the Certificate, attached hereto as Annex A; and

WHEREAS, the Board deems it to be in the best interest of the Company and its stockholders to approve the Amendment and to submit to the Company’s stockholders and recommend for approval the Amendment and the Reverse Stock Split; now, therefore, be it

RESOLVED, that the Board hereby approves the Amendment and declares it advisable and in the best interests of the Company and its stockholders; and, be it

FURTHER RESOLVED, that the Board hereby directs that the Amendment be submitted to the stockholders entitled to vote thereon at the Special Meeting, and the Board hereby recommends that such stockholders vote in favor of the proposal to adopt the Amendment;

FURTHER RESOLVED, that the Board hereby authorizes the issuance of that number of fractional shares as may be necessary to ensure that any fractional shares resulting from the Reverse Stock Split shall be rounded up to the next whole share, and the Board hereby determines that the benefit to the Corporation (in the form of cost savings, decreased administrative burdens, and other benefits to the Corporation) has a value that is at least equal to the par value of the shares so issued; and the Board hereby authorizes each officer to cause the issuance of shares at any time following the effectiveness of the Reverse Stock Split and prior to the 2018 annual meeting of stockholders to persons who would otherwise be holders of fractional shares as of immediately following the Reverse Stock Split; and, be it

FURHTER RESOLVED, that the appropriate officers of the Company be, and each of them hereby is, authorized to execute and cause to be executed, and deliver and cause to be delivered, to each holder of the issued and outstanding shares of Common Stock at the effective time a stock certificate of the Company representing the number of shares of Common Stock to which each such holder is entitled pursuant to the Reverse Stock Split (plus the fraction, if any, of a share of common stock issued as aforesaid), which shares, when so issued, will be duly authorized, issued, and outstanding shares of capital stock of the Company, fully paid and nonassessable; and, be it

FURTHER RESOLVED, that at any time prior to the effectiveness of the filing of the Amendment with the Secretary of State of Delaware, the Board hereby reserves the right to abandon the Reverse Stock Split and not to file the Amendment, even if approved by the stockholders entitled to vote thereon, if the Board, in its discretion, determines that such amendments are no longer in the best interests of the Company or its stockholders; and, be it

FURTHER RESOLVED, that the form, terms and provisions of the Amendment and any other agreements and instruments contemplated thereby are approved, confirmed and ratified in all respects, subject to stockholder approval, and that, if the Amendment is approved at the Annual Meeting, the officers of the Company, and each of them, are hereby authorized and directed in the name of the Company and on its behalf, to prepare, execute and file with the Secretary of State of the State of Delaware the Amendment in accordance with the applicable provisions of the Delaware General Corporation Law and to take all actions necessary to complete all transactions contemplated by the Amendment with such other modifications therein or additions thereto as such officers in their sole discretion may approve, such approval to be conclusively evidenced by the execution and delivery of the respective writings; and, be it

FURTHER RESOLVED, that the Board recommends that the stockholders vote in favor the Amendment; and, be it

FURTHER RESOLVED, that upon the adoption of the Amendment, the Reverse Stock Split Amendment adopted at the 2017 Annual Meeting shall be abandoned; and, be it

General Authorization

FURTHER RESOLVED, that the each of the officers and directors of the Company be, and each hereby is, authorized, empowered and directed, for and on behalf of the Company, to take any and all actions, to negotiate for and enter into agreements and amendments to agreements, to perform all such acts and things, to execute, file, deliver or record in the name and on behalf of the Company, all such certificates, instruments, agreements or other documents, and to make all such payments as they, in their judgment, or in the judgment of any one or more of them, may deem necessary, advisable or appropriate in order to carry out the purpose and intent of, or consummate the transactions contemplated by the foregoing resolutions and/or all of the transactions contemplated therein or thereby (including, without limitation, causing notice of the Special Meeting to be given to the stockholders and other persons entitled thereto under Section 204 of the DGCL, preparing and distributing a proxy statement for the Special Meeting, and retaining proxy solicitors and other meeting advisors), the authorization therefor to be conclusively evidenced by the taking of such action or the execution and delivery of such certificates, instruments, agreements or documents;

FURTHER RESOLVED, that the Board may abandon the ratification of any purported defective corporate act identified herein, whether before or after stockholder approval thereof and without further action thereby, at any time prior to the validation effective time (as defined in Section 204(h) of the DGCL) of such act; and

FURTHER RESOLVED, that any and all actions whether previously or subsequently taken by the officers and directors of the Company, which are consistent with and in furtherance of the intent and purposes of the foregoing resolutions and the consummation of the transactions contemplated therein, shall be, and hereby are, in all respects, ratified, approved, and confirmed.

* * * * * * * *

ALLIQUA BIOMEDICAL, INC.
ATTN: BRIAN POSNER
1010 STONY HILL RD., SUITE 200
YARDLEY, PA 19067

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

The Board of Directors recommends you vote FOR proposals 1, 2 and 3.

NOTE: Such other business as may properly come before the Special Meeting.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

0000342348_1 R1.0.1.15

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:
The Notice & Proxy Statement is available at www.proxyvote.com

ALLIQUA BIOMEDICAL, INC.
Special Meeting of Stockholders
September 13, 2017 9:00 AM
This proxy is solicited by the Board of Directors

The undersigned hereby appoints David Johnson, president and chief executive officer, and Brian Posner, chief financial officer, treasurer and secretary, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of Alliqua BioMedical, Inc. that the stockholders are entitled to vote at the Special Meeting of Stockholders to be held at 9:00 AM, EDT on September 13, 2017 at 1010 Stony Hill Road, Suite 200, Yardley, PA 19067, and any adjournment(s) or postponement(s) thereof. The undersigned hereby revokes any proxy or proxies previously given to represent or vote such common stock and hereby ratifies and confirms all actions that said proxy, his substitutes, or any of them, may lawfully take in accordance the terms hereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO SUCH DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1-3, AND AS THE PROXIES (OR ANY OF THEM) DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING OF STOCKHOLDERS OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" PROPOSALS 1-3.

Continued and to be signed on reverse side

0000342348_2 R1.0.1.15